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UPDATED NOVEMBER 20, 2009

Exhibit 99.1

ASSURED GUARANTY LTD. FINANCIAL SUPPLEMENT

THIRD QUARTER ENDED SEPTEMBER 30, 2009

TABLE OF CONTENTS

Page
Selected Financial Highlights	1
Consolidated Income Statements	2
Consolidated Balance Sheets	3
Adjusted Book Value	4
Consolidated Capital and Claims Paying Resources	5
New Business Production	6
Segment Consolidation	7-10
Financial Guaranty Direct Segment	11-12
Financial Guaranty Reinsurance Segment	13-14
Investment Portfolio	15
Estimated Net Exposure Amortization	16
Estimated Net Unearned Premium Amortization and Estimated Net Future Installment Premiums	17
Financial Guaranty Profile	18-21
Pooled Corporate Obligations Profile	22-23
Consolidated U.S. Residential Mortgage-Backed Securities Profile	24-27
Financial Guaranty Direct U.S. RMBS Profile	28-32
Financial Guaranty Direct U.S. CMBS Profile	33
Consumer Receivables Profile	34-35
Financial Guaranty Direct Credit Derivative Exposures Profile	36-37
Unrealized Gains (Losses) on Credit Derivatives	38
Below Investment Grade Exposures	39-42
Largest Exposures by Sector	43-46
Surveillance Categories	47
Loss and LAE Reserves	48
Loss and Loss Adjustment Expenses	49
Summary Financial and Statistical Data	50-51
Glossary	52
Endnotes Related to Non-GAAP Financial Measures	53

        This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. ("AGL" and together with its subsidiaries, "Assured Guaranty" or the "Company") with the Securities and Exchange Commission ("SEC"), including Assured Guaranty's Annual Report on Form 10-K for the year ended December 31, 2008, Assured Guaranty's Quarterly Report on Form 10-Q for the three-month period ended March 31, 2009, Assured Guaranty's Quarterly Report on Form 10-Q for the three- and six month period ended June 30, 2009 and, when filed with the SEC, Assured's Quarterly Report on Form 10-Q for the three and nine month period ended September 30, 2009.

        September 30, 2009 amounts in this Financial Supplement include the consolidated results of Financial Security Assurance Holdings Ltd. ("FSAH"), which Assured Guaranty acquired on July 1, 2009.

        Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

        Any forward-looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company's forward looking statements could be affected by many events. These events include (1) rating agency action, including a ratings downgrade of the Company or its affiliates and/or of transactions insured by the Company or its affiliates, both of which have occurred in the past; (2) developments in the world's financial and capital markets that adversely affect issuers' payment rates, the Company's loss experience, its ability to cede exposure to reinsurers, its access to capital, its unrealized (losses) gains on derivative financial instruments or its investment returns; (3) changes in the credit markets, segments thereof or general economic conditions; (4) more severe or frequent losses affecting the adequacy of the Company's loss reserves; (5) the impact of market volatility on the mark-to-market of the Company's contracts written in credit default swap form; (6) reduction in the amount of reinsurance facultative cessions or portfolio opportunities available to the Company; (7) decreased demand or increased competition; (8) changes in applicable accounting policies or practices; (9) changes in applicable laws or regulation, including insurance and tax laws; (10) other governmental actions; (11) difficulties with the execution of the Company's business strategy; (12) contract cancellations; (13) the Company's dependence on customers; (14) loss of key personnel; (15) adverse technological developments; (16) the effects of mergers, acquisitions and divestitures; (17) natural or man-made catastrophes; (18) other risks and uncertainties that have not been identified at this time; (19) management's response to these factors; and (20) other risk factors identified in Assured's filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

 ASSURED GUARANTY LTD.

SELECTED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share amounts)

	Quarter Ended September 30,			Nine Months Ended September 30,
			% Change versus 3Q-08			% Change versus YTD 2008
	2009	2008		2009	2008
Operating income reconciliation:
Operating income(b)	$70.1	$26.0	170%	$160.9	$71.0	127%
Plus: Realized gains (losses) on investments, after tax	(6.0)	(17.1)	(65)%	(30.2)	(15.9)	90%
Plus: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(41.3)	(76.7)	(46)%	(165.8)	241.8	NM
Plus: Unrealized gains (losses) on committed capital securities, after tax	(34.5)	4.5	NM	(61.1)	15.8	NM
Plus: Goodwill and settlement of intercompany relationship, net	(23.3)	—	NM	(23.3)	—	NM

Net income (loss) attributable to Assured Guaranty Ltd.	$(35.0)	$(63.3)	(45)%	$(119.5)	$312.7	(138)%

Return on equity ("ROE") calculations:
ROE, excluding unrealized gain (loss) on investment portfolio	(5.7)%	(11.4)%		(7.0)%	21.9%
Operating ROE(c)	8.8%	4.4%		7.4%	4.3%
Earnings per diluted share:(1)
Operating income(b)	$0.44	$0.28	57%	$1.39	$0.81	72%
Plus: Realized gains (losses) on investments, after tax	(0.04)	(0.19)	(79)%	(0.27)	(0.18)	50%
Plus: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(0.26)	(0.84)	(69)%	(1.46)	2.76	NM
Plus: Unrealized gains (losses) on committed capital securities, after tax	(0.22)	0.05	NM	(0.54)	0.18	NM
Plus: Goodwill and settlement of intercompany relationship, net	(0.15)	—	NM	(0.21)	—	NM

Net income (loss) attributable to Assured Guaranty Ltd.(2)	$(0.22)	$(0.69)	(68)%	$(1.05)	$3.54	(130)%

Other information:
Net debt service outstanding				$967,440	$355,712	172%
Net par outstanding				646,630	227,342	184%
Claims-paying resources				12,643	5,082	149%
Gross par written	9,097	10,776	(16)%	$41,934	$48,859	(14)%

(1)
Effective January 1, 2009, the Company adopted FASB Accounting Standards Codification ("ASC") 260-10, "Earnings Per Share" (FSP EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities"), which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of ASC 260-10, Assured decreased previously reported diluted net loss per share by $0.01 for Q3 2008 and decreased previously reported diluted net income per share by $0.01 for nine months 2008. Operating income, a non-GAAP financial measure, for both periods is positive, therefore the per diluted share calculation ignores the effect of ASC 260-10 and includes the effect of dilutive securities.

(2)
Total may not add due to differences in calculating GAAP and non-GAAP per diluted share amounts.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and operating ROE (c)].

NM = Not meaningful

 ASSURED GUARANTY LTD.

CONSOLIDATED INCOME STATEMENTS

(dollars and shares in millions, except per share amounts)

	Quarter Ended September 30,			Nine Months Ended September 30,
			% Change versus 3Q-08			% Change versus YTD 2008
	2009	2008		2009	2008
Revenues
Net earned premiums(1)	$330.0	$85.5	286%	$557.1	$184.0	203%
Net investment income	84.7	43.4	95%	171.6	120.2	43%
Realized gains on credit derivatives(2)	57.3	30.0	91%	114.8	89.0	29%
Incurred losses on credit derivatives	(142.2)	(10.1)	NM	(178.5)	(18.5)	NM
Other income	58.7	0.3	NM	60.1	0.4	NM

Total revenues	388.5	149.1	161%	725.1	375.1	93%
Expenses
Loss and loss adjustment expenses(1)	133.3	82.5	62%	251.1	175.8	43%
Profit commission expense	0.2	(1.4)	NM	2.5	0.8	213%
Amortization of deferred acquisition costs(1)	1.3	19.3	(93)%	41.3	43.0	(4)%
Other operating expenses	66.2	21.6	206%	116.5	69.9	67%
FSAH acquisition-related expenses	51.3	—	NM	80.2	—	NM
Interest and related expenses	27.7	7.3	279%	43.3	21.4	102%

Total expenses	280.0	129.3	117%	534.9	310.9	72%

Operating income before provision (benefit) for income taxes	108.5	19.8	448%	190.2	64.2	196%
Total provision (benefit) for income taxes	38.4	(6.2)	NM	29.3	(6.8)	NM

Operating income(b)	70.1	26.0	170%	160.9	71.0	127%
Plus: Realized gains (losses) on investments, after tax	(6.0)	(17.1)	(65)%	(30.2)	(15.9)	90%
Plus: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(41.3)	(76.7)	(46)%	(165.8)	241.8	NM
Plus: Unrealized gains (losses) on committed capital securities, after tax	(34.5)	4.5	NM	(61.1)	15.8	NM
Plus: Goodwill and settlement of intercompany relationship, net	(23.3)	—	NM	(23.3)	—	NM

Net income (loss) attributable to Assured Guaranty Ltd.	$(35.0)	$(63.3)	(45)%	$(119.5)	$312.7	(138)%

Effect of refundings and accelerations, net
Earned premiums from refundings and accelerations, net	$17.4	$31.7	(45)%	$127.7	$36.2	253%
Operating income effect	$9.9	$20.4	(51)%	$87.5	$22.7	285%
Operating income per diluted share effect	$0.06	$0.22	(73)%	$0.76	$0.26	192%
Weighted average shares outstanding
Basic shares outstanding—GAAP(3) (for net income (loss) per share calculation)	156.3	90.9	72%	113.6	87.0	31%
Diluted shares outstanding—GAAP(3) (for net income (loss) per share calculation)	156.3	90.9	72%	113.6	87.5	30%
Diluted shares outstanding—non-GAAP(3) (for operating income per share calculation)	160.1	91.5	75%	115.4	88.1	31%
Shares outstanding at the end of period	156.6	90.9	72%

(1)
The Company adopted ASC 944-20, "Financial Services—Insurance" (FAS No. 163, "Accounting for Financial Guarantee Insurance Contracts") effective January 1, 2009.

(2)
Includes revenue earned on credit derivatives.

(3)
Effective January 1, 2009, the Company adopted ASC 260-10, which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of ASC 260-10, Assured revised basic and diluted shares outstanding under GAAP. Operating income, a non-GAAP financial measure, for both periods is positive, therefore the diluted shares outstanding under non-GAAP ignores the effect of ASC 260-10 and includes the effect of dilutive securities.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

 ASSURED GUARANTY LTD.

CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	As of :
	September 30, 2009	December 31, 2008
Assets
Investment portfolio, available-for-sale:
Fixed maturity securities, at fair value	$8,448.1	$3,154.1
Short-term investments	1,492.9	477.2

Total investment portfolio	9,941.0	3,631.3
Assets acquired in refinancing transactions	159.2	—
Cash	260.5	12.3
Premiums receivable, net(1)	1,504.0	15.7
Ceded unearned premium reserve(1)	1,163.1	18.9
Deferred acquisition costs(1)	243.6	288.6
Reinsurance recoverable on paid and unpaid losses(1)	5.8	6.5
Credit derivative assets	462.3	147.0
Committed capital securities, at fair value	38.5	51.1
Deferred tax asset, net(1)	1,093.6	129.1
Goodwill	—	85.4
Salvage recoverable(1)	184.4	80.2
Financial guaranty variable interest entities' assets	846.9	—
Other assets	299.7	89.6

Total assets	$16,202.6	$4,555.7

Liabilities and shareholders' equity
Liabilities
Unearned premium reserves(1)	$8,632.7	$1,233.7
Loss and loss adjustment expense reserve(1)	218.7	196.8
Long-term debt	915.2	347.2
Note payable to related party	155.8	—
Credit derivative liabilities	2,100.5	733.8
Funds held under reinsurance contracts	30.2	30.7
Reinsurance balances payable, net(1)	179.3	18.0
Financial guaranty variable interest entities' liabilities	851.4	—
Other liabilities	321.7	69.4

Total liabilities	13,405.5	2,629.5
Shareholders' equity
Common stock	1.6	0.9
Additional paid-in capital	2,010.8	1,284.4
Retained earnings(1)(2)	580.2	638.1
Accumulated other comprehensive income (loss)(2)	209.0	2.9

Total shareholders' equity attributable to Assured Guaranty Ltd.	2,801.6	1,926.2
Noncontrolling interest in consolidated VIEs	(4.5)	—

Total shareholders' equity	2,797.1	1,926.2

Total liabilities and shareholders' equity	$16,202.6	$4,555.7

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
The Company adopted ASC 320-10-65-1, "Investments—Debt and Equity Securities" (FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments") effective April 1, 2009. The adoption of this accounting rule increased retained earnings and decreased accumulated other comprehensive income (loss) by $57.7 million.

 ASSURED GUARANTY LTD.

ADJUSTED BOOK VALUE

(dollars in millions, except per share amounts)

	As of :
	September 30, 2009	December 31, 2008	% Change versus 12/31/2008
Adjusted book value reconciliation:
Book value attributable to Assured Guaranty Ltd(1).	$2,801.6	$1,926.2	45%
Less: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(905.4)	(422.7)	114%
Less: Unrealized gains (losses) on committed capital securities, after tax	25.0	33.2	(25)%
Less: Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	207.5	(3.4)	NM

Operating shareholders' equity	$3,474.5	$2,319.1	50%
Less: Deferred acquisition costs ("DAC"), after tax	238.9	260.6	(8)%
Plus: Net present value of estimated future credit derivative revenue, after tax(e)	562.1	708.3	(21)%
Plus: Unearned premium reserve on financial guaranty contracts in excess of expected loss, after tax(2)	4,713.8	1,033.4	356%
Plus: Unearned revenue on credit derivatives, after tax(3)	36.9	17.6	110%

Adjusted book value(d)	$8,548.4	$3,817.8	124%

Adjusted book value per share reconciliation:
Book value attributable to Assured Guaranty Ltd.	$17.89	$21.18	(16)%
Less: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(5.78)	(4.65)	24%
Less: Unrealized gains (losses) on committed capital securities, after tax	0.16	0.36	(56)%
Less: Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	1.33	(0.04)	NM

Operating shareholders' equity per share	$22.19	$25.50	(13)%
Less: DAC, after tax	1.53	2.87	(47)%
Plus: Net present value of estimated future credit derivative revenue, after tax(e)	3.59	7.79	(54)%
Plus: Unearned premium reserve on financial guaranty contracts in excess of expected loss, after tax(2)	30.10	11.36	165%
Plus: Unearned revenue on credit derivatives, after tax(3)	0.24	0.19	26%

Adjusted book value(d)	$54.59	$41.97	30%

(1)
The Company adopted ASC 944-20 effective January 1, 2009. The adoption of this accounting rule had an effect of $19.4 million on January 1, 2009 book value.

(2)
Unearned premium reserve (UPR) less ceded unearned premiums, after tax.

(3)
Unearned revenue less ceded unearned premiums on credit derivatives, after tax.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [adjusted book value (d) and net present value of estimated future installment premiums in force (e)].

NM = Not meaningful

 ASSURED GUARANTY LTD.

CONSOLIDATED CAPITAL AND CLAIMS PAYING RESOURCES

(dollars in millions)

	As of September 30, 2009
	Assured Guaranty Corp.	Assured Guaranty Re Ltd.(1)	Assured Guaranty Municipal Corp.	Consolidated
Claims paying resources
Policyholders' surplus	$179	$1,147	$1,140	$2,466
Contingency reserve	772	—	1,226	1,998

Qualified statutory capital	951	1,147	2,366	4,464
Unearned premium reserve	838	857	2,380	4,075
Loss and loss adjustment expense reserves	209	68	1,105	1,382

Total policyholders' surplus and reserves	1,998	2,072	5,851	9,921
Present value of installment premium(e)(2)	639	360	824	1,823
Standby line of credit/stop loss	200	200	498	898

Total claims paying resources	$2,837	$2,632	$7,173	$12,642

Net par insured outstanding(3)	$128,854	$116,295	$388,950	$631,742
Net debt service outstanding(3)	$183,396	$190,235	$581,685	$950,565
Ratios:
Net par insured to statutory capital	135:1	101:1	164:1	142:1
Capital ratio(4)	193:1	166:1	246:1	213:1
Financial resources ratio(5)	65:1	72:1	81:1	75:1

(1)
Assured Guaranty Re Ltd. ("AG Re") numbers are the Company's estimate of U.S. statutory as these Companies file Bermuda statutory financial statements.

(2)
Includes financial guaranty and credit derivatives.

(3)
Statutory basis.

(4)
The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(5)
The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (e)].

 ASSURED GUARANTY LTD.

NEW BUSINESS PRODUCTION

(dollars in millions)

	Quarter Ended September 30,			Nine Months Ended September 30,
			% Change versus 3Q-08			% Change versus YTD 2008
	2009	2008		2009	2008
Consolidated new business analysis:
Present value of new business premiums ("PVP")(a)
Public finance—U.S.	$154.9	$107.2	44%	$500.2	$460.4	9%
Public finance—non-U.S.	—	17.7	NM	1.8	31.3	(94)%
Structured finance—U.S.	2.3	14.5	(84)%	16.9	144.9	(88)%
Structured finance—non-U.S.	0.9	—	NM	0.9	58.3	(98)%

Total PVP(a)	158.1	139.4	13%	519.8	694.9	(25)%
Less: PVP(a) of credit derivatives	—	1.1	NM	2.4	146.9	(98)%

PVP(a) of financial guaranty insurance	158.1	138.3	14%	517.4	548.0	(6)%
Less: Financial guaranty installment premium PVP(a)	4.2	37.8	(89)%	28.3	85.9	(67)%

Total: Financial guaranty upfront GWP	153.9	100.5	53%	489.1	462.1	6%
Plus: Upfront premium due to commutation	—	(20.8)	NM	—	(20.8)	NM
Plus: Financial guaranty installment GWP	4.4	32.9	(87)%	4.4	88.9	(95)%
Plus: Financial guaranty installment PVP(a) adjustment(1)	(34.3)	—	NM	7.4	—	NM

Total financial guaranty GWP	124.0	112.6	10%	500.9	530.2	(6)%
Plus: Mortgage guaranty segment GWP	0.2	0.2	0%	0.2	0.7	(71)%
Plus: Other segment GWP	—	—	NM	(1.1)	3.5	NM

Total GWP	$124.2	$112.8	10%	$500.0	$534.4	(6)%

Consolidated financial guaranty gross par written:
Public finance—U.S.	$8,497	$7,728	10%	$40,384	$32,108	26%
Public finance—non-U.S.	—	1,146	(100)%	556	—	NM
Structured finance—U.S.	600	1,926	(69)%	994	10,716	(91)%
Structured finance—non-U.S.	—	(24)	(100)%	—	6,036	(100)%

Total	$9,097	$10,776	(16)%	$41,934	$48,859	(14)%

Financial guaranty direct GWP analysis:
Financial guaranty direct PVP(a)
Public finance—U.S.	$154.9	$67.7	129%	$409.5	$374.3	9%
Public finance—non-U.S.	—	—	—	1.7	9.0	(81)%
Structured finance—U.S.	2.3	14.5	(84)%	16.9	137.7	(88)%
Structured finance—non-U.S.	0.9	—	NM	0.9	57.8	(98)%

Financial guaranty direct PVP(a):	158.1	82.2	92%	429.0	578.8	(26)%
Less: PVP(a) of credit derivatives GWP	—	—	—	2.4	143.8	(98)%

PVP(a) of financial guaranty direct GWP	158.1	82.2	92%	426.6	435.0	(2)%
Less: Present value of insurance installment premiums(a)	4.2	30.3	(86)%	23.2	70.0	(67)%

Upfront financial guaranty GWP	153.9	51.9	197%	403.4	365.0	11%
Plus: Financial guaranty installment GWP	4.4	19.5	(77)%	4.4	50.6	(91)%
Plus: Financial guaranty installment PVP(a) adjustment(1)	(26.7)	—	NM	7.6	—	NM

Financial guaranty direct GWP	$131.6	$71.4	84%	$415.4	$415.6	(0)%

Financial guaranty direct gross par written:
Public finance—U.S.	$8,497	$5,574	52%	$26,953	$25,958	4%
Public finance—non-U.S.	—	—	—	90	—	NM
Structured finance—U.S.	600	1,920	(69)%	973	10,059	(90)%
Structured finance—non-U.S.	—	—	—	—	4,413	(100)%

Total	$9,097	$7,494	21%	$28,016	$40,430	(31)%

(1)
2009 amounts represent the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to the discount rate used for ASC 944-20.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a)].

NM = Not meaningful

ASSURED GUARANTY LTD.

SEGMENT CONSOLIDATION

(dollars in millions)

	Quarter Ended September 30, 2009
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)(2)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Total PVP(a)	$158.1	$—	$—	$158.1		$158.1
Income statement:
Net earned premiums(1)	314.7	14.6	0.7	330.0	—	330.0
Realized gains on credit derivatives:
Net credit derivative premiums earned	57.0	0.2	—	57.2	—	57.2
Ceding commissions income (expense), net	—	0.1	—	0.1	—	0.1

Total realized gains on credit derivatives(3)	57.0	0.3	—	57.3	—	57.3
Other income	34.6	21.5	—	56.1	—	56.1

Total revenues	406.3	36.4	0.7	443.4	—	443.4
					—
Loss and loss adjustment expenses(1)	97.2	35.9	0.2	133.3	—	133.3
Incurred losses (gains) on credit derivatives(4)	142.4	(0.2)	—	142.2	—	142.2

Total incurred losses	239.6	35.7	0.2	275.5	—	275.5
Profit commission expense	—	—	0.2	0.2	—	0.2
Amortization of deferred acquisition costs(1)	3.0	(1.8)	0.1	1.3	—	1.3
Operating expenses	59.1	6.3	0.8	66.2	—	66.2

Total underwriting expenses	$301.7	$40.2	$1.3	$343.2	$—	$343.2
Underwriting (loss) gain	$104.6	$(3.8)	$(0.6)	$100.2	$—	$100.2
Expense ratio(f)	16.7%	29.7%	160.3%	17.5%		17.5%

ASSURED GUARANTY LTD.

SEGMENT CONSOLIDATION (Continued)

(dollars in millions)

	Quarter Ended September 30, 2008
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)(2)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Total PVP(a)	$82.2	$57.2	$—	$139.4		$139.4
Income statement:
Net earned premiums	26.9	57.4	1.2	85.5	—	85.5
Realized gains on credit derivatives:
Net credit derivative premiums earned	28.4	2.1	—	30.5	—	30.5
Ceding commissions income (expense), net	0.2	(0.7)	—	(0.5)	—	(0.5)

Total realized gains on credit derivatives(3)	28.6	1.4	—	30.0	—	30.0
Other income	—	—	—	—	—	—

Total revenues	55.5	58.8	1.2	115.5	—	115.5
Loss and loss adjustment expenses	65.9	15.5	1.0	82.5	—	82.5
Incurred losses (gains) on credit derivatives(4)	10.1	—	—	10.1	—	10.1

Total incurred losses	76.0	15.5	1.0	92.6	—	92.6
Profit commission expense	—	(1.5)	0.1	(1.4)	—	(1.4)
Amortization of deferred acquisition costs	4.0	15.1	0.1	19.3	—	19.3
Operating expenses	15.4	5.6	0.5	21.6	—	21.6

Total underwriting expenses	$95.5	$34.8	$1.7	$132.0	$—	$132.0
Underwriting gain	$(40.0)	$24.0	$(0.5)	$(16.5)	$—	$(16.5)
Expense ratio(f)	34.8%	33.5%	59.3%	34.4%		34.4%

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Due to the timing of receiving reports prepared by Assured's ceding companies, PVP(a) for installment premiums, par written and par outstanding on treaty business in the Company's Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(3)
Includes premiums and ceding commissions.

(4)
Includes paid and payable losses and received and receivable recoveries.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), and expense ratio (f)].

ASSURED GUARANTY LTD.

SEGMENT CONSOLIDATION (Continued)

(dollars in millions)

	Nine Months Ended September 30, 2009
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)(2)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Total PVP(a)	$429.0	$90.8	$—	$519.8		$519.8
Income statement:
Net earned premiums(1)	446.6	108.2	2.3	557.1	—	557.1
Realized gains on credit derivatives:
Net credit derivative premiums earned	112.6	2.3	—	114.9	—	114.9
Ceding commissions income (expense), net	0.8	(0.9)	—	(0.1)	—	(0.1)

Total realized gains on credit derivatives(3)	113.4	1.4	—	114.8	—	114.8
Other income	34.6	21.5		56.1	—	56.1

Total revenues	594.6	131.1	2.3	728.0	—	728.0
					—
Loss and loss adjustment expenses(1)	140.8	98.3	12.0	251.1	—	251.1
Incurred losses (gains) on credit derivatives(4)	178.9	(0.4)	—	178.5	—	178.5

Total incurred losses	319.7	97.9	12.0	429.6	—	429.6
Profit commission expense	—	1.9	0.6	2.5	—	2.5
Amortization of deferred acquisition costs(1)	12.8	28.1	0.4	41.3	—	41.3
Operating expenses	95.3	19.2	2.0	116.5	—	116.5

Total underwriting expenses	$427.8	$147.2	$15.0	$589.9	$—	$589.9
Underwriting (loss) gain	$166.8	$(16.0)	$(12.7)	$138.1	$—	$138.1
Expense ratio(f)	19.2%	45.4%	131.3%	23.9%		23.9%

ASSURED GUARANTY LTD.

SEGMENT CONSOLIDATION (Continued)

(dollars in millions)

	Nine Months Ended September 30, 2008
	Financial Guaranty Direct	Financial Guaranty Reinsurance(2)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Total PVP(a)	$578.8	$116.1	$—	$694.9		$694.9
Income statement:
Net earned premiums	65.0	114.8	4.4	184.0	—	184.0
Realized gains on credit derivatives:
Net credit derivative premiums earned	86.4	3.4	—	89.8	—	89.8
Ceding commissions income (expense), net	0.3	(1.1)	—	(0.8)	—	(0.8)

Total realized gains on credit derivatives(3)	86.7	2.3	—	89.0	—	89.0
Other income	—	—	—	—	—	—

Total revenues	151.7	117.1	4.4	273.1	—	273.1
Loss and loss adjustment expenses	130.0	46.0	1.1	177.1	(1.5)	175.8
Incurred losses (gains) on credit derivatives(4)	18.9	—	—	18.9	(0.4)	18.5

Total incurred losses	148.9	46.0	1.1	196.0	(1.9)	194.3
Profit commission expense	—	0.5	0.3	0.8	—	0.8
Amortization of deferred acquisition costs	10.1	32.5	0.3	43.0	—	43.0
Operating expenses	51.9	16.0	1.9	69.9	—	69.9

Total underwriting expenses	$210.9	$95.1	$3.6	$309.6	$(1.9)	$307.9
Underwriting gain	$(59.2)	$22.0	$0.8	$(36.4)	$1.9	$(34.6)
Expense ratio(f)	40.7%	42.4%	57.5%	41.8%		41.8%

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Due to the timing of receiving reports prepared by Assured's ceding companies, PVP(a) for installment premiums, par written and par outstanding on treaty business in the Company's Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(3)
Includes premiums and ceding commissions.

(4)
Includes paid and payable losses and received and receivable recoveries.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), and expense ratio (f)].

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT SEGMENT

(dollars in millions)

	3Q-08	3Q-09	Nine Months 2008	Nine Months 2009
Income statement:
Net earned premiums:
Scheduled net earned premiums(1)
Public finance—U.S.	$9.9	$69.7	$18.7	$95.1
Public finance—non-U.S.	1.3	17.9	3.9	20.1
Structured finance—U.S.	12.3	208.4	37.2	235.9
Structured finance—non-U.S.	3.4	7.6	5.2	10.8

Total scheduled net earned premiums	26.9	303.6	65.0	361.9
Net earned premiums from refundings and accelerations(1)	—	11.1	—	84.7

Total net earned premiums	26.9	314.7	65.0	446.6
Realized gains on credit derivatives:
Net credit derivative premiums earned	28.4	57.0	86.4	112.6
Ceding commissions income (expense), net	0.2	—	0.3	0.8

Total realized gains on credit derivatives(2)	28.6	57.0	86.7	113.4
Other income	—	34.6	—	34.6

Total revenues	55.5	406.3	151.7	594.6
Loss and loss adjustment expenses (recoveries)(1):
Case	99.9	97.2	132.1	140.8
Portfolio	(34.0)	—	(2.1)	—

Total loss and loss adjustment expenses (recoveries)—financial guaranty	65.9	97.2	130.0	140.8
Incurred losses (gains) on credit derivatives(3)	10.1	142.4	18.9	178.9

Total incurred losses	76.0	239.6	148.9	319.7
Profit commission expense	—	—	—	—
Amortization of deferred acquisition costs(1)	4.0	3.0	10.1	12.8
Operating expenses	15.4	59.1	51.9	95.3

Total expenses	$95.5	$301.7	$210.9	$427.8
Underwriting gain (loss)	$(40.0)	$104.6	$(59.2)	$166.8
Expense ratio(f)	34.8%	16.7%	40.7%	19.2%

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Includes premiums and ceding commissions.

(3)
Includes paid and payable losses and received and receivable recoveries.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), and expense ratio (f)].

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT SEGMENT (Continued)

(dollars in millions)

	3Q-08	3Q-09	Nine Months 2008	Nine Months 2009
PVP(a):
Public finance—U.S.	$67.7	$154.9	$374.3	$409.5
Public finance—non-U.S.	—	—	9.0	1.7
Structured finance—U.S.	14.5	2.3	137.7	16.9
Structured finance—non-U.S.	—	0.9	57.8	0.9

Total PVP(a)	82.2	158.1	578.8	429.0
Less: PVP(a) of credit derivatives GWP	—	—	143.8	2.4

PVP of financial guaranty GWP	82.2	158.1	435.0	426.6
Less: Present value of insurance installment premiums(a)	30.3	4.2	70.0	23.2

Upfront financial guaranty GWP	51.9	153.9	365.0	403.4
Plus: Financial guaranty installment GWP	19.5	4.4	50.6	4.4
Plus: Financial guaranty installment PVP(a) adjustment(2)	—	(26.7)	—	7.6

Financial guaranty direct GWP	$71.4	$131.6	$415.6	$415.4
Gross par written:
Public finance—U.S.	$5,574	$8,497	$25,958	$26,953
Public finance—non-U.S.	—	—	—	90
Structured finance—U.S.	1,920	600	10,059	973
Structured finance—non-U.S.	—	—	4,413	—

Total	$7,494	$9,097	$40,430	$28,016

	As of September 30,
	2008	2009
Net par outstanding:
Public finance—U.S.	$32,889	$371,748
Public finance—non-U.S.	11,274	37,139
Structured finance—U.S.	66,567	135,939
Structured finance—non-U.S.	21,355	33,080

Total	$132,084	$577,906

Unearned premium reserve, net of ceded reinsurance—financial guaranty	$569.4	$7,036.4
Unearned credit derivative revenues, net of ceded reinsurance	14.2	50.1
Net present value of installment premiums in force—credit derivatives(e)	408.0	805.1
Net present value of installment premiums in force—financial guaranty(e)(1)	241.3	—

(1)
The Company adopted ASC 944-20 effective January 1, 2009. Net present value of installment premiums in force for financial guaranty are included in "unearned premium reserve, net of ceded reinsurance—financial guaranty" line.

(2)
2009 amounts represent the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to the discount rate used for ASC 944-20.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (e)].

Note: AGM is included in the financial guaranty direct segment.

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY REINSURANCE SEGMENT

(dollars in millions)

	3Q-08	3Q-09	Nine Months 2008	Nine Months 2009
Income statement:
Net earned premiums(1):
Scheduled net earned premiums	$25.7	$8.3	$78.6	$65.1
Net earned premiums from refundings and accelerations	31.7	6.3	36.2	43.1

Total net earned premiums	57.4	14.6	114.8	108.2
Realized gains on credit derivatives:
Net credit derivative premiums earned	2.1	0.2	3.4	2.3
Ceding commissions income (expense), net	(0.7)	0.1	(1.1)	(0.9)

Total realized gains on credit derivatives(2)	1.4	0.3	2.3	1.4
Other income	—	21.5	—	21.5

Total revenues	58.8	36.4	117.1	131.1
Loss and loss adjustment expenses (recoveries)(1):
Case	18.0	35.9	47.0	98.3
Portfolio	(2.5)	—	(1.0)	—

Total loss and loss adjustment expenses (recoveries)—financial guaranty	15.5	35.9	46.0	98.3
Incurred losses (gains) on credit derivatives(3)	—	(0.2)	—	(0.4)

Total incurred losses	15.5	35.7	46.0	97.9
Profit commission expense	(1.5)	—	0.5	1.9
Amortization of deferred acquisition costs(1)	15.1	(1.8)	32.5	28.1
Operating expenses	5.6	6.3	16.0	19.2

Total expenses	$34.8	$40.2	$95.1	$147.2
Underwriting gain (loss)	$24.0	$(3.8)	$22.0	$(16.0)
Expense ratio(f)	33.5%	29.7%	42.4%	45.4%

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Includes premiums and ceding commissions.

(3)
Includes paid and payable losses and received and receivable recoveries.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), and expense ratio (f)].

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY REINSURANCE SEGMENT (Continued)

(dollars in millions)

	3Q-08	3Q-09	Nine Months 2008	Nine Months 2009
PVP(a):
Public finance—U.S.	$39.5	$—	$86.1	$90.7
Public finance—non-U.S.	17.7	—	22.3	0.1
Structured finance—U.S.	—	—	7.2	—
Structured finance—non-U.S.	—	—	0.5	—

Total PVP(a)	57.2	—	116.1	90.8
Less: PVP(a) of credit derivatives GWP	1.1	—	3.0	—

PVP(a) of financial guaranty GWP	56.1	—	113.0	90.8
Less: Present value of financial guaranty installment premiums(a)	7.5	—	15.9	5.1

Upfront financial guaranty GWP	48.6	—	97.1	85.7
Plus: Upfront premium due to commutation(2)	(20.8)	—	(20.8)	—
Plus: Financial guaranty installment GWP	13.4	—	38.3	—
Plus: Financial guaranty installment PVP(a) adjustment(3)	—	(7.5)	—	(0.1)

Financial guaranty reinsurance GWP	$41.2	$(7.5)	$114.6	$85.6
Gross par written:
Public finance—U.S.	$2,154	$—	$6,150	$13,431
Public finance—non-U.S.	1,146	—	—	466
Structured finance—U.S.	6	—	656	21
Structured finance—non-U.S.	(24)	—	1,623	—

Total	$3,282	$—	$8,429	$13,918

	As of September 30,
Net par outstanding:	2008	2009
Public finance—U.S.	$72,695	$53,137
Public finance—non-U.S.	—	6,088
Structured finance—U.S.	9,216	6,244
Structured finance—non-U.S.	13,347	3,255

Total	$95,258	$68,724

Unearned premium reserve, net of ceded reinsurance—financial guaranty	$625.9	$670.4
Unearned credit derivative revenues, net of ceded reinsurance	4.4	3.4
Net present value of installment premiums in force—credit derivatives(e)	11.2	12.3
Net present value of installment premiums in force—financial guaranty(e)(4)	253.4	—

(1)
Due to the timing of receiving reports prepared by Assured's ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company's financial guaranty reinsurance segment are reported on a one-quarter lag.

(2)
Relates to commutation of XLFA reinsurance cession of approximately $2.1 billion of net par outstanding.

(3)
2009 amounts represent the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to the discount rate used for ASC 944-20.

(4)
The Company adopted ASC 944-20 effective January 1, 2009. Net present value of installment premiums in force for financial guaranty are included in "unearned premium reserve, net of ceded reinsurance—financial guaranty" line.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (e)].

Note: AGM is included in the financial guaranty direct segment.

 ASSURED GUARANTY LTD.

INVESTMENT PORTFOLIO

As of September 30, 2009

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income(4)
Investment Portfolio, available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government agencies	$510.9	2.99%	2.26%	$530.6	$15.3
Agency obligations	439.2	3.81%	3.36%	458.3	16.7
Foreign government securities	350.9	2.98%	1.96%	351.3	10.5
Obligations of states and political subdivisions	2,547.4	3.64%	3.43%	2,666.9	92.7
Insured obligations of state and political subdivisions(1)	2,436.8	4.57%	4.33%	2,572.6	111.4
Corporate securities	356.5	4.69%	4.13%	370.4	16.7
Mortgage-backed securities(2):
Pass-throughs	1,416.2	5.47%	4.74%	1,419.3	77.5
PACs	23.5	4.57%	4.27%	23.9	1.1
Asset-backed securities(3)	69.6	5.02%	5.01%	54.8	3.5

Total fixed maturity securities	8,151.0	4.24%	3.83%	8,448.1	345.4
Short-term investments	1,492.5	0.21%	0.16%	1,492.9	3.1

Total investment portfolio	$9,643.5	3.61%	3.27%	$9,941.0	$348.5

	Fair Value	%
Ratings(5):
Treasury and U.S. government obligations	$530.6	6.3%
Agency obligations	458.3	5.4%
AAA/Aaa	2,858.3	33.9%
AA/Aa	2,890.2	34.2%
A/A	1,412.7	16.7%
BBB	185.4	2.2%
Below investment grade ("BIG")(6)	112.6	1.3%

Total fixed maturity securities available for sale	$8,448.1	100.0%

Duration of investment portfolio (in years):		3.8

(1)
Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+. Includes $545.6 million insured by AGC & AGM.

(2)
$2.3 million is U.S. subprime RMBS, which has an average rating of AAA.

(3)
Contains no CDOs of ABS.

(4)
Represents annualized investment income based on amortized cost and pre-tax book yields.

(5)
Ratings are represented by the lower of the Moody's Investors Service and Standard & Poor's classifications.

(6)
Includes $31.4 million which the Company purchased for risk mitigation purposes.

 ASSURED GUARANTY LTD.

ESTIMATED NET EXPOSURE AMORTIZATION(1)

(dollars in millions)

	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding
Total Financial Guaranty:
2009 (as of September 30)		$967,440
2009 (October-December)	$17,224	950,216
2010	69,907	880,309
2011	60,847	819,462
2012	67,740	751,722
2013	59,903	691,819
2009-2013	275,621	691,819
2014-2018	243,890	447,929
2019-2023	162,984	284,945
2024-2028	117,950	166,995
After 2028	166,995	—

Total	$967,440

(1)
Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of September 30, 2009. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

 ASSURED GUARANTY LTD.

ESTIMATED NET UNEARNED PREMIUM AMORTIZATION AND ESTIMATED NET FUTURE INSTALLMENT PREMIUMS

(dollars in millions)

	Non-Credit Derivative Financial Guaranty Contracts
	Run-off of Net UPR(1)	Expected Losses(3)	Run-off of Net UPR in Excess of Expected Losses	Accretion of Discount	Credit Derivative Revenues and Other Installment Earned Premiums(2)	Total
Total Financial Guaranty:
2009 (4th Qtr)	$304.0	$16.6	$287.4	$9.9	$60.7	$358.0
2010	1,054.0	158.4	895.6	37.6	196.8	1,130.0
2011	809.1	116.8	692.3	35.3	175.4	903.0
2012	670.8	120.3	550.5	33.2	141.3	725.0
2013	570.7	119.2	451.5	31.0	106.9	589.4
2009-2013	3,408.6	531.3	2,877.3	147.0	681.1	3,705.4
2014-2018	1,894.1	354.5	1,539.6	126.6	220.9	1,887.1
2019-2023	1,019.1	86.1	933.0	86.9	87.0	1,106.9
2024-2028	642.0	40.8	601.2	55.4	62.5	719.1
After 2028	742.8	53.0	689.8	47.8	116.3	853.9

Total	$7,706.6	$1,065.7	$6,640.9	$463.7	$1,167.8	$8,272.4

(1)
Net unearned premium reserve ("UPR") amounts are U.S. GAAP based UPR and net of ceded unearned premiums.

(2)
Includes earnings on future installments of credit derivatives.

(3)
Represents the expected timing of loss expense recognition for expected losses embedded in unearned premium reserve, excluding accretion of discount on loss reserves.

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY PROFILE

As of September 30, 2009

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct	Financial Guaranty Reinsurance	Consolidated
			Net Par Outstanding	Avg. Rating(1)
Sector:	Net Par Outstanding	Net Par Outstanding
Public Finance
United States:
General obligation	$161,128	$17,306	$178,434	A+
Tax backed	73,307	10,283	83,590	A+
Municipal utilities	63,032	6,931	69,963	A
Transportation	29,072	6,870	35,942	A
Healthcare	19,587	2,512	22,099	A
Higher education	11,967	3,023	14,990	A+
Housing	7,258	1,432	8,690	AA-
Infrastructure finance	2,454	828	3,282	BBB
Investor-owned utilities	124	1,725	1,849	BBB+
Other public finance	3,819	2,227	6,046	A

Total public finance—U.S.	$371,748	$53,137	$424,885	A+
Non-U.S.:
Infrastructure finance	$13,117	$2,941	$16,058	BBB
Regulated utilities	11,331	2,584	13,915	BBB+
Pooled infrastructure	4,389	—	4,389	AAA
Other public finance	8,302	563	8,865	AA-

Total public finance—non-U.S.	$37,139	$6,088	$43,227	A-

Total public finance	$408,887	$59,225	$468,112	A+

Structured Finance
United States:
Pooled corporate obligations	$74,641	$925	$75,566	AAA
Residential mortgage-backed and home equity	29,555	602	30,157	BB+
Financial products	10,914	—	10,914	AA-
Consumer receivables	7,831	1,654	9,485	A
Commercial mortgage-backed securities	7,076	379	7,455	AAA
Commercial receivables	1,211	1,730	2,941	BBB+
Structured credit	2,393	343	2,736	A-
Insurance securitizations	1,314	337	1,651	A+
Other structured finance	1,004	274	1,278	A-

Total structured finance—U.S.	$135,939	$6,244	$142,183	AA-
Non-U.S.:
Pooled corporate obligations	$23,343	$1,037	$24,380	AAA
Residential mortgage-backed and home equity	5,253	65	5,318	AAA
Structured credit	1,475	757	2,232	BBB
Commercial receivables	1,027	871	1,898	A-
Insurance securitizations	964	31	995	CCC
Commercial mortgage-backed securities	452	320	772	AA
Other structured finance	566	174	740	AAA

Total structured finance—non-U.S.	$33,080	$3,255	$36,335	AA

Total structured finance	$169,019	$9,499	$178,518	AA-

Total exposures	$577,906	$68,724	$646,630	A+

Mortgage guaranty risk in force			$395	NA

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations hat the Company insures and reinsures.

NA = Not Applicable

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY PROFILE (Continued)

As of September 30, 2009

(dollars in millions)

Gross Par Written by Asset Type

	Total Financial Guaranty	Avg. Rating(1)
	3Q-09
Sector:
Public Finance
United States:
Tax backed	$2,740	A
General obligation	2,608	A
Municipal utilities	1,289	A
Transportation	1,196	A-
Higher education	288	A
Healthcare	294	A
Infrastructure finance	56	A-
Housing	26	AA
Other public finance	—	—

Total public finance—U.S.	$8,497	A
Non-U.S.:
Infrastructure finance	$—	—
Regulated utilities	—	—
Other public finance	—	—

Total public finance—non-U.S.	$—	—

Total public finance	$8,497	A

Structured Finance
United States:
Consumer receivables	$600	AAA
Commercial receivables	—	—

Total structured finance—U.S.	$600	AAA
Non-U.S.:
Total structured finance—non-U.S.	$—	—

Total structured finance	$600	AAA

Total gross par written	$9,097	A

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

        Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY PROFILE (Continued)

As of September 30, 2009

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of September 30, 2009
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$45,795	7.9%	$—	0.0%	$45,795	7.1%
AAA	60,557	10.5%	2,315	3.4%	62,872	9.7%
AA	178,235	30.8%	20,525	29.9%	198,760	30.7%
A	201,298	34.8%	30,202	43.9%	231,500	35.8%
BBB	70,158	12.1%	13,517	19.7%	83,675	12.9%
Below investment grade	21,863	3.9%	2,165	3.1%	24,028	3.8%

Total exposures	$577,906	100.0%	$68,724	100.0%	$646,630	100.0%

	As of September 30, 2009
	Public Finance— U.S.		Public Finance— Non-U.S.		Structured Finance— U.S.		Structured Finance— Non-U.S.		Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$25	0.0%	$2,323	5.4%	$29,963	21.1%	$13,484	37.1%	$45,795	7.1%
AAA	6,882	1.6%	3,545	8.2%	40,979	28.8%	11,465	31.6%	62,871	9.7%
AA	167,617	39.4%	2,753	6.4%	26,017	18.3%	2,373	6.5%	198,760	30.7%
A	208,257	49.0%	11,978	27.7%	8,602	6.0%	2,664	7.3%	231,501	35.8%
BBB	38,952	9.2%	22,244	51.5%	17,153	12.1%	5,326	14.7%	83,675	12.9%
Below investment grade	3,152	0.7%	384	0.9%	19,469	13.7%	1,023	2.8%	24,028	3.8%

Total exposures	$424,885	100.0%	$43,227	100.0%	$142,183	100.0%	$36,335	100.0%	$646,630	100.0%

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY PROFILE (Continued)

As of September 30, 2009

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of September 30, 2009

	Net Par Outstanding	% of Total
U.S.:
California	$59,822	9.3%
New York	35,457	5.5%
Texas	30,778	4.8%
Pennsylvania	28,952	4.5%
Florida	25,468	3.9%
Illinois	25,320	3.9%
New Jersey	18,662	2.9%
Michigan	17,133	2.6%
Washington	13,422	2.1%
Massachusetts	13,347	2.1%
Other states	156,524	24.2%
Structured finance (multiple states)	142,183	21.9%

Total U.S.	567,068	87.7%

Non-U.S.:
United Kingdom	31,553	4.9%
Australia	8,795	1.4%
Canada	5,052	0.8%
France	2,595	0.4%
Italy	2,582	0.4%
Other	28,985	4.4%

Total non-U.S.	79,562	12.3%

Total exposures	$646,630	100.0%

ASSURED GUARANTY LTD.

POOLED CORPORATE OBLIGATIONS PROFILE

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Ratings as of September 30, 2009

Ratings(1):	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
Super Senior	$33,413	34.1%	29.0%	26.4%
AAA	42,590	43.4%	29.3%	26.8%
AA	11,971	12.2%	34.5%	29.5%
A	2,410	2.5%	33.0%	33.5%
BBB	5,650	5.8%	38.1%	29.8%
Below investment grade	1,950	2.0%	44.1%	31.2%

Total exposures	$97,984	100.0%	30.7%	27.4%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Year Insured as of September 30, 2009

Year insured:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
2004 and prior	$15,412	15.7%	23.7%	21.7%
2005	20,667	21.1%	29.0%	25.7%
2006	20,756	21.2%	33.0%	28.1%
2007	38,570	39.4%	33.0%	29.6%
2008	2,579	2.6%	35.5%	37.3%
2009	—	—	—	—

	$97,984	100.0%	30.7%	27.4%

ASSURED GUARANTY LTD.

POOLED CORPORATE OBLIGATIONS PROFILE (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Asset Class as of September 30, 2009

Asset class:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)	Avg. Rating(1)
Synthetic high yield pooled corporate	$11,313	11.5%	36.7%	31.9%	AAA
Synthetic investment grade pooled corporate	14,796	15.1%	19.2%	17.8%	Super Senior
CLOs/CBOs	57,793	59.0%	30.3%	26.3%	AAA
Market Value CDOs of corporate	5,860	6.0%	32.2%	40.0%	AAA
Trust Preferred—banks and insurance	3,810	3.9%	47.7%	38.2%	BBB+
Trust Preferred—US Mortgage and REITs(3)	2,419	2.5%	50.1%	42.5%	BB+
Trust Preferred—European Mortgage and REITs	1,069	1.1%	36.9%	31.3%	BBB-
CDO of CDOs (corporate)(4)	48	0.0%	24.4%	16.7%	A-
Other Pooled Corporate	876	0.9%	N/A	N/A	A-

	$97,984	100.0%	30.7%	27.4%	AAA

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(3)
REITs are real estate investment trusts.

(4)
CDOs are collateralized debt obligations.

ASSURED GUARANTY LTD.

CONSOLIDATED U.S. RESIDENTIAL MORTGAGE-BACKED SECURITIES ("RMBS") PROFILE

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and by Segment as of September 30, 2009

Ratings(1):	Direct Net Par Outstanding	%	Reinsurance Net Par Outstanding	%	Total Net Par Outstanding	%
Super senior	$545	1.8%	$—	—	$545	1.8%
AAA	3,220	10.8%	25	5.5%	3,244	10.8%
AA	2,336	7.9%	46	10.4%	2,383	7.9%
A	2,190	7.4%	80	18.1%	2,271	7.5%
BBB	4,856	16.3%	86	19.3%	4,942	16.4%
Below investment grade	16,566	55.8%	207	46.6%	16,773	55.6%

	$29,714	100.0%	$444	100.0%	$30,157	100.0%

Distribution of U.S. RMBS by Rating(1), December 31, 2006 to September 30, 2009

Ratings(1):	12/31/06	12/31/07	12/31/08	09/30/09
Super senior	41.4%	35.4%	34.7%	1.8%
AAA	23.1%	33.9%	9.1%	10.8%
AA	0.3%	5.0%	8.5%	7.9%
A	9.2%	6.4%	13.4%	7.5%
BBB	25.1%	9.1%	10.4%	16.4%
Below investment grade	0.9%	10.1%	24.0%	55.6%

	100.0%	100.0%	100.0%	100.0%

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of September 30, 2009

Year insured:	Prime First Lien(2)	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs(3)	Total Net Par Outstanding
Super senior	$—	$—	$—	$—	$—	$545	$—	$545
AAA	179	0	488	170	165	2,243	—	3,244
AA	37	46	546	261	21	1,471	—	2,383
A	53	2	7	1,062	56	1,092	—	2,271
BBB	109	—	442	1,706	260	2,394	31	4,942
Below investment grade	639	1,310	4,795	4,076	3,500	2,283	170	16,773

Total exposures	$1,016	$1,359	$6,279	$7,275	$4,000	$10,027	$201	$30,157

ASSURED GUARANTY LTD.

CONSOLIDATED U.S. RESIDENTIAL MORTGAGE-BACKED SECURITIES ("RMBS") PROFILE (Continued)

(dollars in millions)

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of September 30, 2009

Year insured:	Prime First Lien(2)	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
2004 and prior	$247	$3	$414	$151	$64	$1,781	$1	$2,662
2005	186	—	1,336	780	189	486	15	2,992
2006	—	472	2,080	568	1,051	4,406	87	8,665
2007	583	884	2,449	3,466	2,547	3,257	98	13,284
2008	—	—	—	2,310	149	96	—	2,555
2009	—	—	—	—	—	—	—	—

Total exposures	$1,016	$1,359	$6,279	$7,275	$4,000	$10,027	$201	$30,157

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions.

(3)
NIMs are net interest margin securities.

Distribution of U.S. RMBS by Rating(1) and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$1,584	$116	$227	$148	$421	$2,496
2005	—	339	103	211	641	1,697	2,992
2006	545	994	1,100	917	1,377	3,898	8,831
2007	—	327	818	13	1,379	10,747	13,284
2008	—	—	246	902	1,396	10	2,555
2009	—	—	—	—	—	—	—

	$545	$3,244	$2,383	$2,271	$4,942	$16,773	$30,157

% of total	1.8%	10.8%	7.9%	7.5%	16.4%	55.6%	100.0%

Distribution of U.S. Home Equity Line of Credit ("HELOC") RMBS by Rating(1) and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$40	$6	$5	$47	$317	$414
2005	—	77	—	2	161	1,095	1,336
2006	—	56	—	—	234	1,790	2,080
2007	—	315	541	—	—	1,593	2,449
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—

	$—	$488	$546	$7	$442	$4,795	$6,279

% of total	0.0%	7.8%	8.7%	0.1%	7.0%	76.4%	100.0%

ASSURED GUARANTY LTD.

CONSOLIDATED U.S. RESIDENTIAL MORTGAGE-BACKED SECURITIES ("RMBS") PROFILE (Continued)

(dollars in millions)

Distribution of U.S. Closed End Seconds ("CES") RMBS by Rating(1) and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$0	$—	$2	$—	$—	$3
2005	—	—	—	—	—		—
2006	—	—	—	—	—	472	472
2007	—	—	46	—	—	838	884
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—

	$—	$0	$46	$2	$—	$1,310	$1,359

% of total	0.0%	0.0%	3.4%	0.2%	0.0%	96.4%	100.0%

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

Distribution of U.S. Alternative-A ("Alt-A") First Lien RMBS by Rating(1) and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$90	$1	$26	$20	$15	$151
2005	—	80	15	134	161	391	780
2006	—	—	—	—	—	568	568
2007	—	—	—	—	364	3,102	3,466
2008	—	—	246	902	1,162	—	2,310
2009	—	—	—	—	—	—	—

	$—	$170	$261	$1,062	$1,706	$4,076	$7,275

% of total	0.0%	2.3%	3.6%	14.6%	23.5%	56.0%	100.0%

ASSURED GUARANTY LTD.

CONSOLIDATED U.S. RESIDENTIAL MORTGAGE-BACKED SECURITIES ("RMBS") PROFILE (Continued)

(dollars in millions)

Distribution of U.S. Alt-A Option Adjustable Rate Mortgage ("ARM") RMBS by Rating(1) and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$—	$12	$52	$—	$—	$64
2005	—	3	—	3	38	144	189
2006	—	160	—	—	3	888	1,051
2007	—	1	9	—	70	2,467	2,547
2008	—	—	—	—	149	—	149
2009	—	—	—	—	—	—	—

	$—	$165	$21	$56	$260	$3,500	$4,000

% of total	0.0%	4.1%	0.5%	1.4%	6.5%	87.5%	100.0%

Distribution of U.S. Subprime First Lien RMBS by Rating(1) and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$1,437	$60	$115	$82	$88	$1,781
2005	—	180	88	46	172	—	486
2006	545	616	1,100	917	1,140	89	4,406
2007	—	11	223	13	914	2,096	3,257
2008	—	—	—	—	86	10	96
2009	—	—	—	—	—	—	—

	$545	$2,243	$1,471	$1,092	$2,394	$2,283	$10,027

% of total	5.4%	22.4%	14.7%	10.9%	23.9%	22.8%	100.0%

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT U.S. RMBS PROFILE

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Rating(1) and Type of Exposure as of September 30, 2009

Ratings(1):	Prime First Lien(2)	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
Super senior	$—	$—	$—	$—	$—	$545	$—	$545
AAA	167	—	488	167	161	2,237	—	3,220
AA	3	46	541	261	21	1,466	—	2,336
A	27	—	—	1,036	51	1,077	—	2,190
BBB	108	—	385	1,704	257	2,372	31	4,856
Below investment grade	635	1,297	4,658	4,071	3,494	2,242	170	16,566

Total exposures	$939	$1,343	$6,072	$7,239	$3,983	$9,937	$201	$29,714

Distribution of Financial Guaranty Direct U.S. RMBS by Year Insured as of September 30, 2009

Year insured:	Prime First Lien(2)	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
2004 and prior	$8	$—	$354	$119	$63	$1,710	$1	$2,255
2005	186	—	1,284	779	181	486	15	2,930
2006	162	459	1,985	565	1,043	4,398	87	8,700
2007	583	884	2,449	3,466	2,547	3,257	98	13,284
2008	—	—	—	2,310	149	86	—	2,545
2009	—	—	—	—	—	—	—	—

	$939	$1,343	$6,072	$7,239	$3,983	$9,937	$201	$29,714

Distribution of Financial Guaranty Direct U.S. RMBS by Year Issued as of September 30, 2009

Year issued:	Prime First Lien(2)	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
2004 and prior	$8	$—	$354	$119	$63	$1,710	$1	$2,255
2005	186	—	1,284	779	181	4,835	15	7,279
2006	162	459	2,078	879	1,043	548	87	5,257
2007	583	884	2,356	5,461	2,696	2,758	98	14,837
2008	—	—	—	—	—	86	—	86
2009	—	—	—	—	—	—	—	—

	$939	$1,343	$6,072	$7,239	$3,983	$9,937	$201	$29,714

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT U.S. RMBS PROFILE (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Issued as of September 30, 2009

Year issued:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$1,563	$69	$153	$83	$388	$2,255
2005	545	952	1,203	1,123	1,717	1,739	7,279
2006	—	389	246	13	543	4,066	5,257
2007	—	316	818	902	2,427	10,373	14,837
2008	—	—	—	—	86	—	86
2009	—	—	—	—	—	—	—

	$545	$3,220	$2,336	$2,190	$4,856	$16,566	$29,714

% of total	1.8%	10.8%	7.9%	7.4%	16.3%	55.8%	100.0%

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$1,563	$69	$153	$83	$388	$2,255
2005	—	336	103	205	626	1,659	2,930
2006	545	994	1,100	917	1,371	3,772	8,700
2007	—	327	818	13	1,379	10,747	13,284
2008	—	—	246	902	1,396	—	2,545
2009	—	—	—	—	—	—	—

	$545	$3,220	$2,336	$2,190	$4,856	$16,566	$29,714

% of total	1.8%	10.8%	7.9%	7.4%	16.3%	55.8%	100.0%

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT U.S. RMBS PROFILE (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 2009(1)

U.S. Prime First Lien(2)

Year issued:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
2005	$186	65.9%	5.4%	0.4%	5.5%	6
2006
2007	583	79.1%	11.1%	0.9%	9.5%	1
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$769	75.9%	9.7%	0.8%	8.6%	7

U.S. CES

Year issued:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
2005	$—	—	—	—	—	—
2006	459	29.0%	(68.4)%	16.1%	10.6%	2
2007	884	39.4%	(16.9)%	15.7%	15.3%	10
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$1,343	35.8%	(34.5)%	15.8%	13.7%	12

U.S. HELOC

Year issued:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
2005	$1,284	26.2%	0.6%	10.1%	11.9%	6
2006	2,078	55.3%	0.3%	20.0%	14.4%	8
2007	2,356	48.3%	3.8%	19.4%	7.4%	8
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$5,718	45.8%	1.8%	17.5%	11.0%	22

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT U.S. RMBS PROFILE (Continued)

(dollars in millions)

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
2005	$779	49.1%	18.0%	2.8%	16.6%	21
2006	879	63.3%	4.5%	7.1%	35.8%	10
2007	5,461	71.0%	18.1%	4.1%	30.9%	14
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$7,119	67.7%	16.4%	4.3%	29.9%	45

(1)
For this release, net par outstanding is based on values as of September 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on September 30, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 2009(1)

U.S. Alt-A Option ARMs

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
2005	$181	37.3%	14.6%	5.0%	41.5%	4
2006	1,043	66.8%	9.9%	5.6%	46.5%	7
2007	2,696	75.9%	14.3%	6.4%	35.5%	13
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$3,920	71.7%	13.2%	6.2%	38.7%	24

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT U.S. RMBS PROFILE (Continued)

(dollars in millions)

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
2005	$4,835	30.4%	60.1%	9.6%	43.2%	12
2006	548	47.1%	29.6%	12.2%	47.8%	3
2007	2,758	71.0%	29.4%	7.0%	46.8%	13
2008	86	77.7%	35.3%	2.9%	36.7%	1
2009	—	—	—	—	—	—

	$8,227	45.6%	47.5%	8.8%	44.7%	29

(1)
For this release, net par outstanding is based on values as of September 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on September 30, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(3)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

 ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT U.S. CMBS PROFILE

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 2009(1)

U.S. Commercial Mortgage-Backed Securities ("CMBS")

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
2005	$3,517	94.6%	28.9%	0.1%	2.1%	159
2006	1,418	97.8%	28.4%	0.0%	2.6%	58
2007	502	86.5%	21.7%	0.1%	3.6%	13
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$5,437	93.6%	28.1%	0.1%	2.4%	230

U.S. Other CMBS

Year issued:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(6)	Avg. Current Enhancement(6)
Commercial Real Estate	$741	54.0%	49.2%	48.8%
CDO of CMBS	630	46.0%	29.1%	42.4%

	$1,371	100.0%	40.0%	45.9%

(1)
For this release, net par outstanding is based on values as of September 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on September 30, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(3)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

(6)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

ASSURED GUARANTY LTD.

CONSUMER RECEIVABLES PROFILE

(dollars in millions)

Distribution of Consolidated U.S. Consumer Receivables by Year Issued as of September 30, 2009

Year issued:	Credit Cards	Student Loans	Manufactured Housing	Auto	Total Net Par Outstanding
2004 and prior	$47	$34	$340	$63	$484
2005	1,074	192	—	565	1,831
2006	—	715	—	1,335	2,050
2007	489	1,191	—	2,370	4,050
2008	—	—	—	660	660
2009	200	210	—	—	410

	$1,810	$2,342	$340	$4,993	$9,485

Distribution of Financial Guaranty Direct U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Insured as of September 30, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$3	$52	$95	$52	$187	$389
2005	—	153	—	96	208	—	457
2006	—	420	—	48	999	—	1,467
2007	—	861	—	—	2,187	—	3,048
2008	—	1,014	—	118	528	—	1,660
2009	—	600	—	210	—	—	810

	$—	$3,051	$52	$567	$3,974	$187	$7,831

% of total	0.0%	39.0%	0.7%	7.2%	50.7%	2.4%	100.0%

Distribution of Financial Guaranty Direct U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Issued as of September 30, 2009

Year issued:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$3	$52	$95	$52	$187	$389
2005	—	1,153	—	96	208	—	1,457
2006	—	420	—	48	999	—	1,467
2007	—	1,261	—	—	2,187	—	3,448
2008	—	14	—	118	528	—	660
2009	—	200	—	210	—	—	410

	$—	$3,051	$52	$567	$3,974	$187	$7,831

% of total	0.0%	39.0%	0.7%	7.2%	50.7%	2.4%	100.0%

ASSURED GUARANTY LTD.

CONSUMER RECEIVABLES PROFILE (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Consumer Receivables by Asset Class as of September 30, 2009

Asset class:	Net Par Outstanding	% of Total	Average Rating(1)	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
Student loans	$1,471	18.8%	AAA	6.4%	7.4%
Credit cards	1,689	21.6%	AAA	25.7%	25.9%
Auto	4,337	55.4%	BBB	12.2%	24.9%
Manufactured Housing	334	4.3%	BBB	27.6%	26.7%

	$7,831	100.0%	A+	14.7%	21.9%

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT CREDIT DERIVATIVE EXPOSURE PROFILE

(dollars in millions)

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Rating

	September 30, 2009
Ratings(1):	Net Par Outstanding	% of Total
Super senior	$43,593	35.8%
AAA	43,941	36.1%
AA	11,893	9.8%
A	5,625	4.6%
BBB	10,244	8.4%
Below investment grade	6,480	5.3%

Total exposures	$121,776	100.0%

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Sector and Average Rating

	September 30, 2009
Sector:	Net Par Outstanding	Average Rating(1)
Public Finance
United States:
General obligation	$557	AA-
Healthcare	319	A-
Municipal utilities	202	A-
Tax backed	141	A+
Infrastructure finance	141	BBB+
Transportation	36	A
Housing	31	AA-
Other public finance	29	B
Investor-owned utilities	20	AAA

Total public finance—U.S.	$1,476	A+
Non-U.S.:
Pooled infrastructure	$4,389	AAA
Infrastructure finance	1,967	BBB
Regulated utilities	1,099	BBB+
Other public finance	989	AAA

Total public finance—non-U.S.	$8,444	AAA

Total public finance	$9,920	AA

ASSURED GUARANTY LTD.

FINANCIAL GUARANTY DIRECT CREDIT DERIVATIVE EXPOSURE PROFILE (Continued)

(dollars in millions)

	September 30, 2009
Sector:	Net Par Outstanding	Average Rating(1)
Structured Finance
United States:
Pooled corporate obligations	$66,112	AAA
Residential mortgage-backed and home equity	11,666	BBB
Commercial mortgage-backed securities	6,799	AAA
Commercial receivables	665	BBB+
Consumer receivables	545	AAA
Structured credit	305	BBB-
Other structured finance	188	B+
Insurance securitizations	169	BBB+

Total structured finance—U.S.	$86,449	AA+
Non-U.S.:
Pooled corporate obligations	$20,987	AAA
Residential mortgage-backed and home equity	3,275	AAA
Commercial mortgage-backed securities	452	AAA
Structured credit	264	BBB
Other structured finance	220	AAA
Commercial receivables	127	A
Insurance securitizations	82	B-

Total structured finance—non-U.S.	$25,407	AAA

Total structured finance	$111,856	AA+

Total exposures	$121,776	AA+

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

        Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

 ASSURED GUARANTY LTD.

UNREALIZED GAINS (LOSSES) ON CREDIT DERIVATIVES

Unrealized Gains (Losses) on Credit Derivatives as of September 30, 2009

Asset Type:	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating		3Q-09 Unrealized Gain (Loss) (in millions)	YTD 3Q-09 Unrealized Gain (Loss) (in millions)
Financial Guaranty Direct:
Pooled corporates(1)
High yield corporates	$60.7	AAA		$47.9	$(28.0)
Trust preferred	6.1	BBB-		(32.3)	(32.6)
Market value CDOs of corporates	5.5	AAA		(0.8)	(8.1)
Investment grade corporates	14.8	Super senior	(5)	(21.6)	(18.7)
CDO of CDOs (corporate)	—	—		6.6	6.3

Total pooled corporate obligations	87.1	AAA		(0.2)	(81.1)
U.S. RMBS(2):
Prime first lien	3.1	A+		(31.3)	(70.0)
Alt-A first lien	6.2	BB+		(41.8)	(287.6)
Subprime lien	5.5	A+		(1.5)	2.2

Total U.S. RMBS	14.8	A-		(74.6)	(355.4)
Commercial mortgage-backed securities(3)	7.3	AAA		0.1	(31.9)
Other(4)	12.6	AA-		(102.2)	52.3

Financial Guaranty Direct:	121.8	AA+		(176.9)	(416.1)
Financial Guaranty Reinsurance:	1.6	AA+		(28.4)	(16.5)

Total Financial Guaranty	$123.4	AA+		$(205.3)	$(432.6)

(1)
Corporate collateralized loan obligations, market value CDOs, and trust preferred securities include all U.S. structured finance pooled corporate obligations and international pooled corporate obligations.

(2)
Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities and residential international mortgage-backed and home equity securities.

(3)
Commercial mortgage-backed securities is comprised of commercial U.S. structured finance and commercial international mortgage backed securities.

(4)
Other includes all other U.S. and international asset classes, such as commercial receivables and international infrastructure and pooled infrastructure securities.

(5)
The "super senior category", which is a category not generally used by rating agencies, is used by the Company in instances where the Company's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to the Company's exposure or (2) the Company's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes the Company's attachment point to be materially above the AAA attachment point.

ASSURED GUARANTY LTD.

BELOW INVESTMENT GRADE EXPOSURES

As of September 30, 2009

(dollars in millions)

Below Investment Grade Exposures Greater Than $50 Million as of September 30, 2009

Name or Description	Wtd. Avg. Remaining Life	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-2	28.7	$937	CCC	7.9%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I	4.8	757	CCC	0.0%
US A Rated Residential MBS	2.6	665	BB	34.6%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F	4.2	631	CCC	0.5%
MASTR Adjustable Rate Mortgages Trust 2007-3	3.2	607	CCC	11.5%
Jefferson County Alabama Sewer	19.4	598	D	N/A
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2	3.8	583	BB	11.1%
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Series 2007-RS7	6.5	518	B	27.7%
Ballantyne Re PLC Class A-2 Floating Rate Notes	26.6	500	D	NM
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-3	3.5	477	B	14.2%
Detroit (City of) Michigan	11.8	461	BB	N/A
CWHEQ Revolving Home Equity Loan Trust, Series 2007-D	5.6	453	CCC	0.0%
Countrywide Home Loans Alternative Loan Trust 2007-HY9	1.9	441	CCC	8.6%
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Series 2007-RS3	1.7	423	B	21.6%
Orkney Re II, PLC Floating Rate Notes	8.8	423	D	NM
Option One Mortgage Loan Trust 2007-FXD2	4.2	412	BB	20.8%
AAA Trust 2007-2	2.0	400	B	40.3%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-A	4.4	396	CCC	0.0%
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2007-1	4.5	390	CCC	7.2%
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D	4.4	380	CCC	0.0%
HarborView Mortgage Loan Trust 2006-12	3.9	363	BB	11.9%
MASTR Adjustable Rate Mortgages Trust 2007-1	3.8	351	B	7.4%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B	4.5	346	CCC	0.0%
Aeroporti Di Roma—Romulus Finance S.R.L. (Rome Airport)	3.7	314	BB	N/A
GMACM Home Equity Loan Trust, Series 2004-HE3	4.1	308	BB	0.3%
Taberna Preferred Funding IV, Ltd.	26.2	292	BB	44.7%

ASSURED GUARANTY LTD.

BELOW INVESTMENT GRADE EXPOSURES (Continued)

As of September 30, 2009

(dollars in millions)

Name or Description	Wtd. Avg. Remaining Life	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement
IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-H1	4.8	282	CCC	0.0%
Alesco Preferred Funding XVI, Ltd.	23.6	260	B	13.1%
Terwin Mortgage Trust 2006-12SL	20.8	256	CCC	(74.7)%
Taberna Preferred Funding II, Ltd.	26.1	244	CCC	36.6%
Attentus CDO I, Ltd.	11.2	237	BB	36.9%
CWHEQ Revolving Home Equity Loan Trust 2005-J	4.6	216	N/A	0.0%
Soundview Home Loan Trust 2007-WMC1	3.3	215	CCC	15.9%
CWHEQ Revolving Home Equity Loan Trust 2005-J	4.6	214	CCC	0.0%
Terwin Mortgage Trust 2007-1SL	21.1	211	CCC	(77.9)%
HarborView Mortgage Loan Trust 2007-1	4.4	205	BB	14.4%
HarborView Mortgage Loan Trust 2006-1	2.2	204	CCC	9.9%
Terwin Mortgage Trust 2006-10SL	20.0	203	CCC	(60.5)%
Attentus CDO II, Ltd.	13.0	196	BB	33.9%
Taberna Preferred Funding III, Ltd.	21.7	195	B	36.5%
CWHEQ Revolving Home Equity Loan Trust, Series 2005-C	4.2	181	BB	0.2%
Jefferson County Alabama School Limited Obligation Sales Tax	11.5	178	BB	N/A
Detroit (City of) Michigan School District	6.2	176	BB	N/A
Countrywide Home Loans Alternative Loan Trust 2007-OA10	2.3	176	CCC	10.3%
Flagstar Home Equity Loan Trust 2006-2	3.2	174	CCC	0.0%
HarborView Mortgage Loan Trust 2006-10	4.4	172	B	6.4%
NRG Peaker Finance Company LLC	5.5	164	B	N/A
Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2007-S2	2.3	158	CCC	0.0%
St. Barnabas Health System—New Jersey	10.8	155	BB	N/A
CSAB Mortgage-Backed Trust 2006-3	4.7	155	CCC	3.4%
National Collegiate Trust—Private Student Loan Transaction	23.9	155	BB-	N/A
Guaranteed Student Loan transaction	31.3	152	C	N/A
Taberna Preferred Funding VI, Ltd.	27.2	152	BB	43.5%
Renaissance Home Equity Loan Trust 2007-3	6.4	148	BB	27.6%
Texas Turnpike Authority—Central Texas Turnpike Project	25.7	146	BB+	N/A
New Orleans (City of) Louisiana	3.6	142	BB	N/A
Lehman XS Trust, Series 2007-16N	3.8	135	BB	11.6%
Mashantucket Pequot Tribe—Connecticut	2.6	130	B	N/A
American Home Mortgage Assets Trust 2007-4	6.0	127	CCC	3.2%
IndyMac IMSC Mortgage Loan Trust 2007-HOA1	6.6	127	CCC	4.0%

ASSURED GUARANTY LTD.

BELOW INVESTMENT GRADE EXPOSURES (Continued)

As of September 30, 2009

(dollars in millions)

Name or Description	Wtd. Avg. Remaining Life	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement
ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL3	4.9	125	CCC	19.0%
NATIONAL COLLEGIATE TRUST SERIES 20	23.9	125	BB-	N/A
International Synthetic High Yield Pooled Corporate CDO	2.7	116	CCC	12.9%
TBW Mortgage-Backed Trust Series 2007-2	3.5	113	B	6.5%
Conseco Finance Manufactured Housing Contract, Series 2001-2	1.9	111	BB	18.3%
Countrywide Home Loans Alternative Loan Trust 2005-22T1	5.1	103	B	6.7%
Guaranteed Student Loan transaction	36.8	95	B	N/A
Harrisburg (City of) Pennsylvania	14.3	93	BB+	N/A
Taberna Preferred Funding III, Ltd.	21.7	93	B	36.5%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-H	3.9	93	CCC	0.0%
CSAB Mortgage-Backed Trust 2006-2	4.7	92	CCC	2.7%
Deutsche ALT-B Securities Mortgage Loan Trust, Series 2006-AB1	5.1	90	CCC	8.0%
Deutsche ALT-B Securities Mortgage Loan Trust, Series 2006-AB4	3.4	88	CCC	3.2%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1	2.9	87	CCC	0.0%
Orlando Florida Tourist Development Tax	29.1	86	BB	N/A
Erie (City of) Pennsylvania	9.0	84	BB+	N/A
Xenia Rural Water District, Iowa	20.3	84	BB	N/A
GreenPoint Credit Manufactured Housing, Series 2000-4	4.7	82	BB	16.8%
MASTR Asset Backed Securities Trust 2005-NC2	4.2	80	B	27.2%
DeKalb County Medical Center—Georgia	13.5	78	BB	N/A
Terwin Mortgage Trust 2007-6ALT	4.3	77	CCC	3.7%
International Synthetic High Yield Pooled Corporate CDO	2.7	77	CCC	12.9%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2	1.7	74	CCC	0.0%
GSAA Home Equity Trust 2005-12	2.4	71	BB	11.4%
CSMC Mortgage-Backed Trust 2007-3	7.3	71	CCC	3.3%
SACO I Trust 2005-GP1	1.2	68	CCC	0.0%
Countrywide Home Loans Alternative Loan Trust 2005-62	2.0	68	CCC	14.1%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1	21.3	66	CCC	(46.2)%
Customer Asset Protection Company (CAPCO), Excess SIPC	0.4	63	BB	N/A

ASSURED GUARANTY LTD.

BELOW INVESTMENT GRADE EXPOSURES (Continued)

As of September 30, 2009

(dollars in millions)

Name or Description	Wtd. Avg. Remaining Life	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement
CSAB Mortgage-Backed Trust 2007-1	5.1	63	CCC	3.8%
DSLA Mortgage Loan Trust 2005-AR5	2.5	61	CCC	10.0%
FFMLT 2007-FFC	4.1	60	CCC	0.0%
Deutsche ALT-B Securities Mortgage Loan Trust, Series 2006-AB3	3.2	60	CCC	3.6%
Luminent Mortgage Trust 2006-2	1.2	55	CCC	11.5%
Private Commercial Receivables Transaction	3.9	55	BB+	N/A
CSAB Mortgage-Backed Trust 2006-4	4.8	53	CCC	4.7%
Countrywide Home Loans Alternative Loan Trust 2005-55CB	7.3	52	BB	9.4%
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2	3.3	52	B	17.8%
Private Commercial Receivables Transaction	2.6	50	BB	N/A

Total		$21,781

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

ASSURED GUARANTY LTD.

LARGEST EXPOSURES BY SECTOR

As of September 30, 2009

(dollars in millions)

50 Largest U.S. Public Finance Exposures

Credit Name:	Net Par Outstanding	Rating(1)
New Jersey (State of)	$4,974	AA-
New York (State of)	3,889	AA
Massachusetts (Commonwealth of)	3,432	AA
California (State of)	3,420	A
New York (City of) New York	3,288	AA-
Puerto Rico (Commonwealth of)	2,541	BBB-
Washington (State of)	2,407	AA
Chicago (City of) Illinois	2,387	A+
Houston Texas Water and Sewer Authority	2,355	A+
Port Authority of New York and New Jersey	2,277	AA-
Wisconsin (State of)	2,253	AA-
Los Angeles Unified School District	2,146	AA
Philadelphia (City of) Pennsylvania	2,106	BBB
Miami-Dade County Florida Aviation Authority—Miami International Airport	2,063	A+
New York MTA Transportation Authority	2,054	A
New York City Municipal Water Finance Authority	1,993	AA+
Massachusetts (Commonwealth of) State Sales Tax	1,949	AA
University of California Board of Regents	1,886	AA-
Long Island Power Authority	1,857	A-
Michigan (State of)	1,813	A+
Pennsylvania (Commonwealth of)	1,723	AA-
Chicago Illinois Public Schools	1,699	A+
California (State of) Department of Water Resources	1,688	A-
District Of Columbia	1,641	A+
Illinois (State of)	1,634	AA
Illinois Toll Highway Authority	1,556	AA
Florida (State of)	1,547	AA+
Kentucky (Commonwealth of)	1,535	AA-
Chicago-O'Hare Airport	1,524	A
New York State Thruway Highway Trust Fund	1,498	AA-
Miami-Dade County School Board	1,447	A
Hawaii (State of) Department of Hawaiian Home Lands	1,426	AA
Puerto Rico Highway & Transportation Authority	1,403	BBB
Los Angeles Department of Water & Power—Electric Revenue Bonds	1,397	AA-
New York MTA Dedicated Tax	1,387	AA-
San Francisco Airports Commission	1,370	A
Massachusetts (State of) Water Resources	1,346	AA
Puerto Rico Electric Power Authority	1,333	A-
New Jersey Turnpike Authority	1,321	A
Metropolitan Washington DC Airports Authority	1,283	AA-
Los Angeles County Metropolitan Transportation Authority—Sales Tax	1,282	AA
Atlanta Georgia Water & Sewer System	1,255	BBB+
Broward County Florida School Board	1,247	AA-
Connecticut (State of)	1,237	AA-
Pennsylvania Turnpike Commission	1,230	A+
Clark County Nevada School District	1,229	AA
Skyway Concession Company Llc	1,199	BBB
Detroit Michigan Sewer	1,170	A+
Austin Texas Combined Utility Systems	1,149	AA-
Philadelphia Pennsylvania School District	1,149	A

Total top 50 U.S. public finance exposures	$92,995

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

ASSURED GUARANTY LTD.

LARGEST EXPOSURES BY SECTOR (Continued)

As of September 30, 2009

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

Credit Name:	Net Par Outstanding	Rating(1)	Credit Enhancement
US Synthetic High Yield Pooled Corporate CDO	$1,463	AA-	40.0%
US AA Rated Previously Insured Cash Flow CLO	1,399	AA	30.9%
International AAA Cash Flow CLO	1,254	AAA	34.5%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	1,166	Super senior	14.0%
Private Credit Card Transaction	1,000	AAA	12.5%
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-2	937	CCC	7.9%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	811	Super senior	23.4%
US Super AAA Synthetic Investment Grade Pooled Corporate CDO	771	Super senior	14.9%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I	757	CCC	0.0%
US Super AAA Synthetic Investment Grade Pooled Corporate CDO	754	Super senior	26.3%
International Synthetic High Yield Pooled Corporate CDO	738	A	30.9%
US Super AAA Synthetic High Yield Pooled Corporate CDO	728	AAA	25.0%
FORTRESS CREDIT INVESTMENTS I LTD	672	AAA	36.5%
MASTR Asset Backed Securities Trust 2007-NCW	665	BB	34.6%
280 FUNDING I	660	AAA	38.3%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	653	Super senior	18.3%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F	631	CCC	0.5%
MASTR Adjustable Rate Mortgages Trust 2007-3	607	CCC	11.5%
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Series 2007-RS4	603	BBB	25.4%
Private Structured Credit	600	BBB+	Private
ANCHORAGE CROSSOVER CREDIT FINANCE LTD	600	AAA	29.1%
ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD	595	AAA	41.0%
Applebee's Enterprises LLC	584	BBB-	33.9%
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2	583	BB	11.1%
Americredit 2007-B-F	578	BBB	17.8%
SANDELMAN FINANCE 2006-1 LIMITED	563	AA	28.4%
US Super AAA Synthetic High Yield Pooled Corporate CDO	562	AAA	24.3%
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Series 2007-RS6	558	BBB-	26.9%
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Series 2007-RS5	549	A	26.2%
US Super AAA Synthetic High Yield Pooled Corporate CDO	523	Super senior	24.5%
US Super AAA Synthetic High Yield Pooled Corporate CDO	522	Super senior	29.7%
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Series 2007-RS7	518	B	27.7%
US Super AAA Synthetic Investment Grade Pooled Corporate CDO	514	Super senior	14.4%
Eastland CLO LTD	511	Super senior	29.6%
Denali Capital CLO VII, Ltd.	500	AAA	20.6%
LIICA Holdings, LLC	495	AA	28.5%
US Synthetic High Yield Pooled Corporate CDO	494	AA	46.7%
Shenandoah Trust Capital I Term Securities	484	A+	19.3%
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-3	477	B	14.2%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	463	Super senior	12.9%
US Super AAA Synthetic High Yield Pooled Corporate CDO	461	Super senior	25.0%
Avenue CLO V, Ltd.	460	AAA	16.4%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-D	453	CCC	0.0%
Private Student Loan Transaction 2007	450	AAA	11.0%
KKR FINANCIAL CLO 2007-1 LTD	443	AAA	40.7%
Countrywide Home Loans Alternative Loan Trust 2007-HY9	441	CCC	8.6%
US Super AAA Synthetic High Yield Pooled Corporate CDO	440	AAA	29.5%
LIBERTY CLO LTD	437	AAA	33.6%
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	433	Super senior	11.9%
Grayson CLO LTD	432	Super senior	21.7%

Total top 50 U.S. structured finance exposures	$31,992

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

ASSURED GUARANTY LTD.

LARGEST EXPOSURES BY SECTOR (Continued)

As of September 30, 2009

(dollars in millions)

25 Largest Non-U.S. Exposures

Credit Name:	Net Par Outstanding	Rating(1)
Quebec Provence	$2,423	A+
Sydney Airport Finance Company	1,510	BBB
Thames Water Utility Finance PLC	1,366	BBB+
Prime European RMBS	1,324	AAA
Essential Public Infrastructure Capital III	909	Super senior
Channel Link Enterprises Finance Plc	901	BBB
Essential Public Infrastructure Capital II	863	Super senior
Southern Gas Networks Plc	832	BBB
International AAA Sovereign Debt Synthetic CDO	821	AAA
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	756	Super senior
Reliance Rail Finance Pty. Limited	721	A-
International Infrastructure Pool	689	A-
International Infrastructure Pool	689	A-
International Infrastructure Pool	689	A-
Capital Hospitals (Issuer) plc	681	BBB-
United Utilities Water PLC	679	A
Paragon Mortgages (No.13) Plc	663	AAA
Powercor Australia LLC	622	A-
Artesian Finance II Plc (Southern)—Swap Policy	613	A-
Japan Expressway Holding and Debt Repaymnet Agency	610	AA-
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	605	Super senior
Campania Region—Healthcare receivable	603	A-
Taberna Europe CDO II Plc	597	BBB-
Global Senior Loan Index Fund 1 B.V.	570	AAA
Stichting Profile Securitisation I	550	Super senior

Total top 25 non-U.S. exposures	$21,286

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

ASSURED GUARANTY LTD.

LARGEST EXPOSURES BY SECTOR (Continued)

As of September 30, 2009

(dollars in millions)

10 Largest U.S. Residential Mortgage Servicers Exposures

Servicer:	Net Par Outstanding
Countrywide Home Loans Servicing LP	$9,287
American Home Mortgage Acceptance, Inc.	3,062
GMAC Mortgage Corporation	2,766
Wells Fargo Bank Minnesota	2,378
Ocwen Loan Servicing LLC	1,239
One West	1,124
JPMorgan Chase Bank, National Association	1,040
Specialized Loan Servicing LLC	964
Select Portfolio Servicing, Inc	513
First Tennessee Bank N.A.	474

Total top 10 residential mortgage servicers exposures	$22,847

10 Largest U.S. Healthcare Exposures

Credit Name:	Net Par Outstanding	Rating(1)	State
CHRISTUS Health	$491	A+	TX
Methodist Healthcare System	469	A	TN
MultiCare Health System	395	A+	WA
Virtua Health	370	A	NJ
Iowa Health System	339	A+	IA
Covenant Health	338	A-	TN
Meridian Health System	336	A-	NJ
Bon Secours Health System Obligated Group	314	A-	MD
Sutter Health (fka Sutter/CHS Obligated Group)	305	AA-	CA
Catholic Healthcare West	297	A	CA

Total top 10 U.S. healthcare exposures	$3,654

(1)
Assured's internal rating. Assured's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured's exposure or (2) Assured's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured's attachment point to be materially above the AAA attachment point.

 ASSURED GUARANTY LTD.

SURVEILLANCE CATEGORIES

(dollars in millions)

Net Par Outstanding by Below Investment Grade Category(1)

	September 30, 2009
Description:	Net Par Outstanding	% of Total	Number of Credits in Category
BIG:
Category 1	$12,364	51.5%	305
Category 2	7,504	31.2%	199
Category 3	4,160	17.3%	123

BIG Total	$24,028	100.0%	627

(1)
Effective January 1, 2009 Assured adopted ASC 944-20. Assured's surveillance department is responsible for monitoring our portfolio of credits and maintains a list of below investment grade ("BIG") credits. The BIG credits are divided into three categories: BIG Category 1: BIG transactions showing sufficient deterioration to make material losses possible, but for which no losses have been incurred. Non-investment grade transactions on which liquidity claims have been paid are in this category. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 2: BIG transactions for which expected losses have been established but for which no unreimbursed claims have yet been paid. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 3: BIG transactions for which expected losses have been established and on which unreimbursed claims have been paid. Transactions remain in this category when claims have been paid and only a recoverable remains. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly.

 ASSURED GUARANTY LTD.

LOSS AND LOSS ADJUSTMENT EXPENSE ("LAE") RESERVES BY SEGMENT/TYPE

(dollars in millions)

	As of September 30, 2009
Financial guaranty insurance reserves by segment and type(1):	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Case	$137.7	$76.0	$0.1	$213.8	$1.1	$214.9
Incurred but not reported ("IBNR") and portfolio	—	—	2.0	2.0	1.8	3.8

Total financial guaranty insurance loss and LAE reserves(2)	$137.7	$76.0	$2.1	$215.8	$2.9	$218.7

Credit derivative reserves by segment and type:
Case	$371.2	$—	$—	$371.2	$—	$371.2

Total credit derivative reserves	$371.2	$—	$—	$371.2	$—	$371.2

Total loss and LAE reserves	$508.9	$76.0	$2.1	$587.0	$2.9	$589.9

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

 ASSURED GUARANTY LTD.

LOSS AND LOSS ADJUSTMENT EXPENSES

As of September 30, 2009

(dollars in millions)

	Total Net Par Outstanding for BIG transactions	Wtd. Avg. Remaining Life	3Q-09 Incurred Losses(2)(4)	YTD 3Q-09 Incurred Losses(2)(4)	Loss and Loss Adjustment Expense Reserves(3)(4)	Expected Loss in Unearned Premium Reserve
Total Financial Guaranty Direct and Reinsurance:(1)
Prime first lien	$638.7	4.2	$2.2	$1.9	$2.2	$0.1
Prime closed end seconds	1,310.1	13.5	(0.2)	35.2	89.1	212.0
Prime HELOC	4,795.4	4.6	58.8	99.2	14.9	134.5
Alt-A first lien	4,075.8	9.9	77.4	100.4	121.0	184.9
Alt-A option ARMs	3,499.7	3.7	86.9	114.9	133.0	381.7
Subprime first lien	2,453.4	4.1	19.2	34.6	86.8	63.2

Total U.S. RMBS	16,773.1	6.3	244.3	386.2	447.0	976.4
Other structured finance	3,718.5	18.7	30.6	9.8	96.0	53.0
Public finance	3,536.3	13.9	0.4	21.6	42.0	36.3

Total Financial Guaranty Direct and Reinsurance	$24,027.9	9.3	$275.3	$417.6	$585.0	$1,065.7

(1)
Includes financial guaranty and insured derivatives in the insured portfolio.

(2)
Includes loss and loss adjustment expenses (recoveries) and incurred losses on credit derivatives for the financial guaranty direct and reinsurance segments only.

(3)
Includes loss and loss adjustment expense reserves for financial guaranty and credit derivatives for the financial guaranty direct and reinsurance segments only. Amounts exclude $1.1 billion of expected losses embedded in unearned premium reserve (see page 17 of this supplement for expected recognition of loss and loss adjustment expense in future periods). Amounts included above have already been recognized in the consolidated statements of income, whereas amounts embedded in unearned premium reserve have not yet been recognized in the statements of operations.

(4)
The Company adopted ASC 944-20 effective January 1, 2009.

ASSURED GUARANTY LTD.

SUMMARY FINANCIAL AND STATISTICAL DATA

(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 2009	2008	2007	2006
GAAP Summary Income Statement Data
Net earned premiums(1)	$557.1	$261.4	$159.3	$144.8
Realized gains and other settlements on credit derivatives	114.8	117.6	74.0	73.9
Net investment income	171.6	162.6	128.1	111.5
Total expenses(1)	575.3	440.9	161.4	150.4
(Loss) income before provision for income taxes	(209.3)	112.3	(463.0)	190.0
Net income (loss) of Assured Guaranty Ltd. and subsidiaries	(119.5)	68.9	(303.3)	159.7
Operating income(b)	160.9	74.5	178.0	157.2
Net (loss) income of Assured Guaranty Ltd. and subsidiaries per diluted share(2)	$(0.22)	$0.77	$(4.38)	$2.13
Operating income per diluted share(2)	$0.44	$0.84	$2.57	$2.12
Expense ratio(f)	23.9%	38.7%	55.8%	59.2%

GAAP Summary Balance Sheet Data (End of Period)
Total investments and cash	$10,201.5	$3,643.6	$3,147.9	$2,469.9
Total assets	16,202.6	4,555.7	3,762.9	2,931.6
Unearned premium reserves(1)	8,632.7	1,233.7	887.2	631.0
Loss and LAE reserves(1)	218.7	196.8	125.6	115.9
Long-term debt	915.2	347.2	347.1	347.1
Shareholders' equity of Assured Guaranty Ltd. and subsidiaries	2,801.6	1,926.2	1,666.6	1,650.8
Book value attributable to Assured per share	$17.89	$21.18	$20.85	$24.44

Other Financial Information (GAAP Basis):
Net debt service outstanding (end of period)	$967,440	$348,816	$302,413	$180,174
Gross debt service outstanding (end of period)	1,108,750	354,858	307,657	181,503
Net par outstanding (end of period)	646,630	222,722	200,279	132,296
Gross par outstanding (end of period)	735,636	227,164	204,809	133,303

Other Financial Information (Statutory Basis):
Net debt service outstanding (end of period)	$950,565	$348,816	$302,413	$180,174
Gross debt service outstanding (end of period)	1,087,393	354,858	307,657	181,503
Net par outstanding (end of period)	631,742	222,722	200,279	132,296
Gross par outstanding (end of period)	716,752	227,164	204,809	133,303
Consolidated qualified statutory capital	4,464	2,310	2,079	1,658
Consolidated policyholders' surplus and reserves	9,921	3,652	3,040	2,374
Ratios:
Par insured to statutory capital	142:1	96:1	96:1	80:1
Capital ratio(3)	213:1	151:1	145:1	109:1
Financial resources ratio(4)	75:1	70:1	68:1	53:1
Gross debt service written:
Public finance—U.S.	$71,643	$68,265	$66,190	$13,260
Public finance—non-U.S.	888	3,350	11,849	10,531
Structured finance—U.S.	1,233	13,972	42,414	28,902
Structured finance—non-U.S.	—	5,490	13,122	7,448

Total gross debt service written	$73,764	$91,078	$133,575	$60,141

Net debt service written	73,676	89,871	129,872	59,775
Net par written	41,879	55,418	84,686	50,541
Gross par written	41,934	56,140	88,117	50,892

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Effective January 1, 2009, the Company adopted ASC 260-10, which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be

ASSURED GUARANTY LTD.

SUMMARY FINANCIAL AND STATISTICAL DATA (Continued)

(dollars in millions, except per share amounts)

  considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of ASC 260-10, Assured increased previously reported diluted net income (loss) per share by $0.08 for 2007 and decreased previously reported diluted net income (loss) per share by $0.02 for 2006. There was no impact on previously reported diluted net income (loss) per share for 2008. Operating income, a non-GAAP financial measure, for all periods is positive, therefore the per diluted share calculation ignores the effect of ASC 260-10 and includes the effect of dilutive securities.

(3)
The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(4)
The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b), and expense ratio (f).

 Glossary

        Below are the brief descriptions of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.'s 10-K report.

        Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

        Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

        Residential mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages. Alt-A Option ARMs: includes transactions where 66% or more of the collateral is comprised of mortgage loans that have the potential to negatively amortize. Alt-A First Lien: includes all transactions, other than Alt-A Option ARM transactions, where more than 50% of the collateral is comprised of mortgage loans that were originated with less than full documentation.

        Consumer receivables: principally includes auto loan receivables and credit card receivables.

        Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

        Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

        Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

        Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

        This Financial Supplement references financial measures that are not financial measures that are in accordance with U.S. generally accepted accounting principles ("non-GAAP financial measures") which management uses in order to assist analysts and investors in evaluating Assured Guaranty Ltd.'s financial results. These non-GAAP financial measures are defined below. In each case, the most directly comparable GAAP financial measure, if available, is presented and a reconciliation of the non-GAAP financial measure and GAAP financial measure is provided. This presentation is consistent with how Assured Guaranty's management, analysts and investors evaluate Assured Guaranty Ltd.'s financial results and is comparable to estimates published by analysts in their research reports on Assured Guaranty Ltd.

        (a)    PVP or present value of new business:    PVP is a non-GAAP financial measure defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% for September 30, 2009 and 6% for December 31, 2008. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives ("Credit Derivative Revenues") do not adequately measure. For purposes of the PVP calculation, management discounts estimated future installment premiums on insurance contracts at the approximate taxable equivalent yield per year on the Company's general investment portfolio, while under ASC 944-20, "Financial Services—Insurance," these amounts are discounted at a risk free rate. Additionally, under ASC 944-20 management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be a shorter period of time than the contractual term of the transaction. Actual future net earned or written premiums and Credit Derivative Revenues may differ from PVP due to factors including, but not limited to, prepayments, amortizations, refundings, contract terminations or defaults that may or may not result from changes in market interest rates, foreign exchange rates, refinancing or refundings, prepayment speeds, policy changes or terminations, credit defaults or other factors that management cannot control or predict. PVP should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

        Operating income:    Operating income is a non-GAAP financial measure defined as net income (loss) attributable to Assured Guaranty Ltd. (which excludes noncontrolling interest in consolidated variable interest entities) adjusted for the following:

  1)
  Elimination of the after-tax realized gains (losses) on investments;

  2)
  Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives, which are unrealized gains (losses) other than the Company's net estimate of after-tax incurred economic credit losses for credit derivatives;

  3)
  Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities; and

  4)
  Elimination of goodwill and settlement of pre-existing relationships.

        Management believes that operating income is a useful measure for management, investors and analysts because the presentation of operating income enhances the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Realized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities are excluded because the these gains (losses) are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

        (c)    Operating shareholders' equity ("Operating Shareholders' Equity"):    Operating shareholders' equity is a non-GAAP financial measure calculated as shareholders' equity attributable to Assured Guaranty Ltd. (which excludes noncontrolling interest in consolidated variable interest entities) reported under accounting principles generally accepted in the United States of America (GAAP), adjusted for the following fair value adjustments deemed to be unrelated to credit impairment. The specific adjustments are:

  1)
  Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives which are unrealized gains (losses) other than the present value of estimated economic credit losses;

  2)
  Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities; and

  3)
  Elimination of the after-tax unrealized gains (losses) on investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation.

        Management believes that operating shareholders' equity is a useful measure for management, investors and analysts because the presentation of operating ROE enhances the understanding of the Company's shareholders' equity excluding unrealized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities, which are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for shareholders' equity attributable to Assured Guaranty Ltd. determined in accordance with GAAP.

        Operating return on equity ("Operating ROE"):    Operating ROE represents operating income for the specified period divided by the average of operating shareholders' equity at the beginning and the end of the specified period. Management believes that Operating ROE is a useful measure for management, investors and analysts because the presentation of Operating ROE enhance the understanding of the Company's return on shareholders' equity by highlighting the underlying profitability relative to shareholders' equity excluding the effect of unrealized gains and losses on the Company's investment portfolio, credit derivatives and committed capital securities for both net income and shareholders' equity. Realized gains (losses) on investments, non-credit impairment unrealized gains (losses) on credit derivatives, and unrealized gains (losses) on the Company's committed capital securities are excluded because the these gains (losses) are heavily influenced by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as substitutes for ROE determined in accordance with GAAP.

        (d)    Adjusted Book Value:    Subsequent to the adoption of ASC 944-20 on January 1, 2009 and the acquisition of Financial Security Assurance Holdings (FSAH) on July 1, 2009, adjusted book value, which is a non-GAAP financial measure, is calculated as shareholders' equity attributable to Assured Guaranty Ltd. (which excludes noncontrolling interest in consolidated subsidiaries) less after-tax fair value adjustments deemed to be non-economic, plus after-tax unearned premium reserves net of prepaid reinsurance and deferred acquisition costs, plus the after-tax present value of estimated future revenues on contracts written in credit derivative contract form. The specific adjustments to shareholders' equity attributable to Assured Guaranty Ltd. are:

  1)
  Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives other than the present value of estimated economic credit losses;

  2)
  Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities;

  3)
  Elimination of the after-tax unrealized gains (losses) on investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation,

  4)
  Elimination of after-tax deferred acquisition costs') Addition of the after-tax net present value of estimated future revenue on credit derivatives in force, less future ceding commissions and premium taxes, discounted at 6% for September 30, 2009 and 6% for December 31, 2008;

  6)
  Addition of the after-tax value of the unearned premium reserve on financial guaranty contracts in excess of expected loss, net of prepaid reinsurance premiums; and

  7)
  Addition of the after-tax value of unearned premium reserve on credit derivatives net of prepaid reinsurance.

        Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company's in force premiums and shareholders' equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for shareholders' equity attributable to Assured Guaranty Ltd. determined in accordance with GAAP.

        (e)    Net present value of estimated future revenue on credit derivatives in force:    Net present value of estimated installment premiums on credit derivatives in force is a non-GAAP financial measure defined as the present value of estimated future revenue from our credit derivative in-force books of business, net of reinsurance and discounted at 6% for September 30, 2009 and 6% for December 31, 2008. Management believes that net present value of estimated future revenue in force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative revenue. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

        (f)    Expense Ratio:    Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned included in realized gains and other settlements on credit derivatives.

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(441) 279-5705
 www.assuredguaranty.com

Contacts:

Equity Investors:
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
 spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
 raron@assuredguaranty.com

Fixed Income Investors:
Robert Tucker
Managing Director, Fixed Income Investor Relations
(212) 339-0861
 rtucker@assuredguaranty.com

Michael Walker
Director, Fixed Income Investor Relations
(212) 261-5575
 mwalker@assuredguaranty.com

Media:

Betsy Castenir
Managing Director, Corporate Communications
(212) 339-3424
 bcastenir@assuredguaranty.com

Ashweeta Durani
Vice President, Corporate Communications
(212) 408-6042
 adurani@assuredguaranty.com

QuickLinks

  Exhibit 99.1
ASSURED GUARANTY LTD. FINANCIAL SUPPLEMENT THIRD QUARTER ENDED SEPTEMBER 30, 2009
TABLE OF CONTENTS
ASSURED GUARANTY LTD. SELECTED FINANCIAL HIGHLIGHTS (dollars in millions, except per share amounts)
ASSURED GUARANTY LTD. CONSOLIDATED INCOME STATEMENTS (dollars and shares in millions, except per share amounts)
ASSURED GUARANTY LTD. CONSOLIDATED BALANCE SHEETS (dollars in millions)
ASSURED GUARANTY LTD. ADJUSTED BOOK VALUE (dollars in millions, except per share amounts)
ASSURED GUARANTY LTD. CONSOLIDATED CAPITAL AND CLAIMS PAYING RESOURCES (dollars in millions)
ASSURED GUARANTY LTD. NEW BUSINESS PRODUCTION (dollars in millions)
ASSURED GUARANTY LTD. SEGMENT CONSOLIDATION (dollars in millions)
ASSURED GUARANTY LTD. FINANCIAL GUARANTY DIRECT SEGMENT (dollars in millions)
ASSURED GUARANTY LTD. FINANCIAL GUARANTY REINSURANCE SEGMENT (dollars in millions)
ASSURED GUARANTY LTD. INVESTMENT PORTFOLIO As of September 30, 2009 (dollars in millions)
ASSURED GUARANTY LTD. ESTIMATED NET EXPOSURE AMORTIZATION(1) (dollars in millions)
ASSURED GUARANTY LTD. ESTIMATED NET UNEARNED PREMIUM AMORTIZATION AND ESTIMATED NET FUTURE INSTALLMENT PREMIUMS (dollars in millions)
ASSURED GUARANTY LTD. FINANCIAL GUARANTY PROFILE As of September 30, 2009 (dollars in millions)
ASSURED GUARANTY LTD. POOLED CORPORATE OBLIGATIONS PROFILE (dollars in millions)
ASSURED GUARANTY LTD. CONSOLIDATED U.S. RESIDENTIAL MORTGAGE-BACKED SECURITIES ("RMBS") PROFILE (dollars in millions)
ASSURED GUARANTY LTD. FINANCIAL GUARANTY DIRECT U.S. RMBS PROFILE (dollars in millions)
ASSURED GUARANTY LTD. FINANCIAL GUARANTY DIRECT U.S. CMBS PROFILE (dollars in millions)
ASSURED GUARANTY LTD. CONSUMER RECEIVABLES PROFILE (dollars in millions)
ASSURED GUARANTY LTD. FINANCIAL GUARANTY DIRECT CREDIT DERIVATIVE EXPOSURE PROFILE (dollars in millions)
ASSURED GUARANTY LTD. UNREALIZED GAINS (LOSSES) ON CREDIT DERIVATIVES
ASSURED GUARANTY LTD. BELOW INVESTMENT GRADE EXPOSURES As of September 30, 2009 (dollars in millions)
ASSURED GUARANTY LTD. LARGEST EXPOSURES BY SECTOR As of September 30, 2009 (dollars in millions)
ASSURED GUARANTY LTD. SURVEILLANCE CATEGORIES (dollars in millions)
ASSURED GUARANTY LTD. LOSS AND LOSS ADJUSTMENT EXPENSE ("LAE") RESERVES BY SEGMENT/TYPE (dollars in millions)
ASSURED GUARANTY LTD. LOSS AND LOSS ADJUSTMENT EXPENSES As of September 30, 2009 (dollars in millions)
ASSURED GUARANTY LTD. SUMMARY FINANCIAL AND STATISTICAL DATA (dollars in millions, except per share amounts)
Glossary